EXECUTION VERSION Deal: 55277HAJ1 Facility: 55277HAK8 $200,000,000 AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 11, 2025 by and among MDU RESOURCES GROUP, INC., as Borrower, the Lenders referred to herein, as Lenders, and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and WELLS FARGO BANK, NATIONAL ASSOCIATION as Syndication Agent and COBANK, ACB, JPMORGAN CHASE BANK, N.A. and PNC BANK, NATIONAL ASSOCIATION as Co-Documentation Agents U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO SECURITIES, LLC, COBANK, ACB, JPMORGAN CHASE BANK, N.A. and PNC CAPITAL MARKETS LLC as Joint Lead Arrangers and U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO SECURITIES, LLC, COBANK, ACB, JPMORGAN CHASE BANK, N.A. and PNC CAPITAL MARKETS LLC as Joint Bookrunners

TABLE OF CONTENTS Page i ARTICLE I DEFINITIONS ........................................................................................................................ 1 Section 1.1 Definitions ............................................................................................................ 1 Section 1.2 Other Definitions and Provisions ........................................................................ 28 Section 1.3 Accounting Terms ............................................................................................... 28 Section 1.4 Rounding ............................................................................................................. 29 Section 1.5 References to Agreement and Laws ................................................................... 29 Section 1.6 Times of Day ...................................................................................................... 29 Section 1.7 Guaranties/Earn-Outs .......................................................................................... 29 Section 1.8 Divisions ............................................................................................................. 29 Section 1.9 Rates ................................................................................................................... 29 Section 1.10 Term SOFR Notification .................................................................................... 30 Section 1.11 Amendment and Restatement ............................................................................. 30 Section 1.12 Letter of Credit Amounts .................................................................................... 31 ARTICLE II CREDIT FACILITY ............................................................................................................ 31 Section 2.1 Commitments ...................................................................................................... 31 Section 2.2 Procedure for Advances of Loans ....................................................................... 31 Section 2.3 Termination and Reductions in Aggregate Commitment; Voluntary Prepayments ........................................................................................................ 32 Section 2.4 Swingline Loans ................................................................................................. 33 Section 2.5 Fees ..................................................................................................................... 34 Section 2.6 Letters of Credit .................................................................................................. 34 Section 2.7 Extension of Maturity Date. ................................................................................ 41 Section 2.8 Incremental Commitments. ................................................................................. 42 ARTICLE III [RESERVED] ..................................................................................................................... 43 ARTICLE IV GENERAL LOAN PROVISIONS ..................................................................................... 43 Section 4.1 Interest ................................................................................................................ 43 Section 4.2 Notice and Manner of Conversion or Continuation of Loans ............................. 44 Section 4.3 Fees ..................................................................................................................... 45 Section 4.4 Manner of Payment ............................................................................................. 45 Section 4.5 Evidence of Indebtedness ................................................................................... 45 Section 4.6 Sharing of Payments by Lenders ........................................................................ 46

TABLE OF CONTENTS (continued) Page ii Section 4.7 Administrative Agent’s Clawback ...................................................................... 46 Section 4.8 Changed Circumstances ...................................................................................... 47 Section 4.9 Indemnity ............................................................................................................ 49 Section 4.10 Increased Costs ................................................................................................... 50 Section 4.11 Taxes ................................................................................................................... 51 Section 4.12 Mitigation Obligations; Replacement of Lenders ............................................... 55 Section 4.13 Defaulting Lenders ............................................................................................. 56 Section 4.14 Illegality .............................................................................................................. 59 ARTICLE V CONDITIONS TO CLOSING AND BORROWING .......................................................... 60 Section 5.1 Conditions to Closing and Extensions of Credit on the Restatement Effective Date ..................................................................................................... 60 Section 5.2 Conditions to All Extensions of Credit ............................................................... 61 ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE BORROWER ............................ 62 Section 6.1 Organization; Power; Qualification .................................................................... 62 Section 6.2 Authorization of Extensions of Credit; No Conflict as to Law or Agreements ......................................................................................................... 62 Section 6.3 Legal Agreements ............................................................................................... 62 Section 6.4 Subsidiaries ......................................................................................................... 62 Section 6.5 Financial Condition ............................................................................................. 63 Section 6.6 Adverse Change .................................................................................................. 63 Section 6.7 Litigation ............................................................................................................. 63 Section 6.8 Anti-Corruption Laws; Anti-Money Laundering Laws; and Sanctions .............. 63 Section 6.9 Environmental Matters ....................................................................................... 63 Section 6.10 Margin Regulations; Investment Company Act ................................................. 64 Section 6.11 Compliance with Law; Governmental Approvals .............................................. 64 Section 6.12 Taxes ................................................................................................................... 64 Section 6.13 Titles and Liens ................................................................................................... 64 Section 6.14 Intellectual Property ............................................................................................ 64 Section 6.15 Employee Benefit Matters .................................................................................. 65 Section 6.16 Plan Assets; Prohibited Transactions .................................................................. 65 Section 6.17 Full Disclosure .................................................................................................... 65 Section 6.18 Outbound Investment Rules ................................................................................ 65

TABLE OF CONTENTS (continued) Page iii ARTICLE VII AFFIRMATIVE COVENANTS ....................................................................................... 65 Section 7.1 Reporting ............................................................................................................ 65 Section 7.2 Books and Records; Inspection and Examination .............................................. 67 Section 7.3 Compliance with Laws ....................................................................................... 67 Section 7.4 Payment of Taxes and Other Claims .................................................................. 67 Section 7.5 Maintenance of Properties .................................................................................. 68 Section 7.6 Insurance ............................................................................................................. 68 Section 7.7 Preservation of Corporate Existence ................................................................... 68 Section 7.8 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions ................................. 68 Section 7.9 Ownership of Material Subsidiaries.................................................................... 68 Section 7.10 Use of Proceeds .................................................................................................. 68 ARTICLE VIII NEGATIVE COVENANTS ............................................................................................ 69 Section 8.1 Liens ................................................................................................................... 69 Section 8.2 Loans and Investments ........................................................................................ 70 Section 8.3 Distributions ....................................................................................................... 71 Section 8.4 Sale of Assets ...................................................................................................... 71 Section 8.5 Transactions with Affiliates ................................................................................ 71 Section 8.6 Consolidation and Merger .................................................................................. 71 Section 8.7 Restrictions on Nature of Business ..................................................................... 72 Section 8.8 Use of Proceeds .................................................................................................. 72 Section 8.9 Consolidated Total Leverage Ratio .................................................................... 72 Section 8.10 Outbound Investment Rules ................................................................................ 73 ARTICLE IX DEFAULT AND REMEDIES ............................................................................................ 73 Section 9.1 Events of Default ................................................................................................ 73 Section 9.2 Remedies ............................................................................................................. 74 Section 9.3 Rights and Remedies Cumulative; Non-Waiver; etc .......................................... 75 Section 9.4 Crediting of Payments and Proceeds .................................................................. 76 Section 9.5 Administrative Agent May File Proofs of Claim ................................................ 76 ARTICLE X THE ADMINISTRATIVE AGENT .................................................................................... 77 Section 10.1 Appointment and Authority ................................................................................ 77 Section 10.2 Rights as a Lender ............................................................................................... 77

TABLE OF CONTENTS (continued) Page iv Section 10.3 Exculpatory Provisions ....................................................................................... 77 Section 10.4 Reliance by the Administrative Agent ................................................................ 78 Section 10.5 Delegation of Duties ........................................................................................... 79 Section 10.6 Replacement of Administrative Agent ................................................................ 79 Section 10.7 Non-Reliance on Administrative Agent and Other Lenders ............................... 80 Section 10.8 No Other Duties, Etc ........................................................................................... 81 Section 10.9 Erroneous Payments ........................................................................................... 81 Section 10.10 Other Agent ........................................................................................................ 82 ARTICLE XI MISCELLANEOUS ........................................................................................................... 82 Section 11.1 Notices ................................................................................................................ 82 Section 11.2 Amendments, Waivers and Consents ................................................................. 85 Section 11.3 Expenses; Indemnity ........................................................................................... 86 Section 11.4 Right of Setoff .................................................................................................... 88 Section 11.5 Governing Law; Jurisdiction, Etc ....................................................................... 88 Section 11.6 Waiver of Jury Trial ............................................................................................ 89 Section 11.7 Reversal of Payments .......................................................................................... 89 Section 11.8 Successors and Assigns; Participations .............................................................. 90 Section 11.9 Treatment of Certain Information; Confidentiality ............................................. 94 Section 11.10 All Powers Coupled with Interest ....................................................................... 95 Section 11.11 Survival ............................................................................................................... 95 Section 11.12 Titles and Captions ............................................................................................. 95 Section 11.13 Severability of Provisions ................................................................................... 95 Section 11.14 Counterparts; Integration; Effectiveness; Electronic Execution ......................... 95 Section 11.15 Term of Agreement ............................................................................................. 96 Section 11.16 PATRIOT Act; Anti-Money Laundering Laws .................................................. 96 Section 11.17 Independent Effect of Covenants ........................................................................ 96 Section 11.18 No Advisory or Fiduciary Responsibility ........................................................... 96 Section 11.19 Inconsistencies with Other Documents ............................................................... 97 Section 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions .......................................................................................................... 97 Section 11.21 Certain ERISA Matters ....................................................................................... 98 Section 11.22 Acknowledgement Regarding Any Supported QFCs ......................................... 99

TABLE OF CONTENTS (continued) vi EXHIBITS Exhibit A - Form of Note Exhibit B - Form of Notice of Borrowing Exhibit C - Form of Notice of Account Designation Exhibit D - Form of Notice of Conversion/Continuation Exhibit E - Form of Officer’s Compliance Certificate Exhibit F - Form of Assignment and Assumption Exhibit G-1 - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Lenders) Exhibit G-2 - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Participants) Exhibit G-3 - Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships) Exhibit G-4 - Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships) SCHEDULES Schedule 1.1 - Commitments and Commitment Percentages; Issuing Bank Sublimits Schedule 2.6(a) - Existing Letters of Credit Schedule 6.4 - Subsidiaries Schedule 8.1 - Existing Liens

AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 11, 2025, by and among MDU RESOURCES GROUP, INC., a Delaware corporation, as Borrower, the lenders who are party to this Agreement, as Lenders, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders. STATEMENT OF PURPOSE WHEREAS, the Borrower, various financial institutions and U.S. Bank National Association, as administrative agent, have entered into that certain 5-Year Revolving Credit Agreement, May 31, 2023, (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”); WHEREAS, the parties hereto have agreed to amend and restate the Existing Credit Agreement pursuant to this Agreement; WHEREAS, the parties hereto intend that this Agreement and the documents executed in connection herewith not effect a novation of the obligations of the Borrower under the Existing Credit Agreement, but merely a restatement of and, where applicable, an amendment to the terms governing such obligations; and WHEREAS, the Lenders and the Administrative Agent have agreed to enter into this Agreement in order to set forth the terms and conditions under which the Lenders will make loans to or for the benefit of the Borrower. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below: “Additional Commitment Lender” is defined in Section 2.7(d). “Administrative Agent” means U.S. Bank (together with its branches and affiliates), in its capacity as administrative agent for the Lenders, and any successor thereto appointed pursuant to Section 10.6. “Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 11.1(c). “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

2 “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” means the Administrative Agent and its Related Parties. “Aggregate Commitment” means the aggregate of the unexpired Commitments of all the Lenders, as reduced or increased from time to time pursuant to the terms hereof. As of the Restatement Effective Date, the Aggregate Commitment is $200,000,000. “Aggregate Outstanding Credit Exposure” means, at any time, the aggregate of the Revolving Exposure of all the Lenders. “Agreement” means this Amended and Restated Credit Agreement. “Alternate Base Rate” means, for any day, a rate of interest per annum equal to the highest of (a) zero, (b) the Prime Rate for such day, (c) the sum of the Federal Funds Effective Rate for such day plus 0.50% per annum and (d) the Term SOFR Screen Rate (without giving effect to the Applicable Margin) for a one-month Interest Period on such day (or if such day is not a Business Day or if the Term SOFR Screen Rate for such Business Day is not published due to a holiday or other circumstance that the Administrative Agent deems in its sole discretion to be temporary, the immediately preceding Business Day) for Dollars plus 1.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate, or the Term SOFR Screen Rate shall be effective from the effective date of such change. If the Alternate Base Rate is being used when Term SOFR Borrowings are unavailable pursuant to Section 4.1(b) or Section 4.8 then the Alternate Base Rate shall be the highest of clauses (a), (b) and (c) above, without reference to clause (d) above. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder, the U.K. Bribery Act 2010 and the rules and regulations thereunder and any other anti-corruption law applicable to the Borrower and its Subsidiaries. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of Governmental Authorities and all orders and decrees of all courts and arbitrators. “Applicable Margin” means, for any Pricing Period, with respect to the fees referred to below and outstanding Borrowings of the Types referred to below, the per annum amount set forth below in the corresponding column under Applicable Margin opposite the applicable Pricing Level:

3 Pricing Level Applicable Margin (in basis points per annum) Facility Fee Term SOFR Borrowings/ Letter of Credit Fee Base Rate Borrowings 1 10.0 90.0 0.0 2 12.5 100.0 0.0 3 17.5 107.5 7.5 4 22.5 127.5 27.5 5 27.5 147.5 47.5 Initially, commencing on the Restatement Effective Date, the Applicable Margin shall be determined based upon Pricing Level 3. Notwithstanding anything herein to the contrary, the applicable Pricing Level shall be adjusted on each Pricing Level Change Date (to the extent necessary). If the rating system of Moody’s, S&P or Fitch changes, or if any such rating agency ceases to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agencies or shall select a replacement rating agency and, pending the effectiveness of any such amendment or replacement, for purposes of determining the Applicable Margin the Pricing Rating of the affected rating agency shall be deemed to be the Pricing Rating of such rating agency as most recently in effect before such change or cessation. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.8), and accepted by the Administrative Agent, in substantially the form attached as Exhibit F or any other form approved by the Administrative Agent and the Borrower. “Attributable Debt” means, as to any particular lease relating to a Sale-and-Leaseback Transaction, the greater of (i) the present value of all Lease Rentals required to be paid by the Borrower or any Subsidiary under such lease during the remaining term thereof (determined in accordance with GAAP using a discount factor equal to the interest rate implicit in such lease if known or, if not known, of 8% per annum) and (ii) the Fair Market Value of the property subject to such Sale-and-Leaseback Transaction as determined at the time of consummation of such Sale-and-Leaseback Transaction. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

4 “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means 11 U.S.C. §§ 101 et seq. “Base Rate” means, for any day, a rate per annum equal to (a) the Alternate Base Rate for such day plus (b) the Applicable Margin for such day, in each case changing when and as the Alternate Base Rate or the Applicable Margin changes. “Base Rate Borrowing” means a Borrowing that, except as otherwise provided in Section 4.8, bears interest at the Base Rate. “Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 4.1(a). “Benchmark” means, initially, in the case of Term SOFR Borrowings, the Term SOFR Screen Rate; provided that if a replacement of the Benchmark has occurred pursuant to Section 4.8(b), then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 4.8(b). “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; or (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement pursuant to the definition of “Benchmark Replacement” for any applicable Interest Period and Available Tenor for any setting of such Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or

5 recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Borrowing” and “Term SOFR Borrowing,” the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Daily Term SOFR Loan,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); and (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

6 “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (3) a public statement or publication of information by any of the entities referenced in clause (2) above announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 4.8(b), and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 4.8(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

7 “Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Borrower” is defined in the opening paragraph hereof. “Borrower Materials” has the meaning assigned thereto in Section 7.1. “Borrowing” means a borrowing hereunder (a) made by some or all of the Lenders on the same borrowing date pursuant to Section 2.2 or (b) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type, made, continued or converted on such date, and in the case of Term SOFR Loans, for the same Interest Period. The term “Borrowing” excludes Swingline Loans. “Borrowing Date” means a date on which a Borrowing or a Swingline Loan is made or a Letter of Credit issued. “Business Day” means a day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system; provided that, when used in connection with SOFR, Term SOFR or the Term SOFR Screen Rate, the term “Business Day” excludes any day on which the Securities Industry and Financial Markets Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Capital Lease Obligations” means all obligations of a Person with respect to leases that, in accordance with GAAP, are required to be capitalized on the consolidated financial statements of such Person. “Capitalization” means, with respect to any Person as of any Covenant Compliance Date, (i) Funded Debt of that Person, plus (ii) shareholders’ equity of that Person (excluding any non-cash gain or loss resulting from the requirements of Financial Accounting Standards Board Statement No. 133 (ASC 815-20), “Accounting for Derivative Instruments and Hedging Activities”), all determined in accordance with GAAP. “Cash Collateralize” means to deposit in the L/C Collateral Account or to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more Issuing Banks or the Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations or Swingline Loans, cash or deposit account balances or, if the Administrative Agent and applicable Issuing Bank or the Swingline Lender shall agree, as applicable, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent, such Issuing Bank or the Swingline Lender, as applicable. “Cash Collateral” has a meaning correlative to the foregoing and includes the proceeds of such cash collateral and other credit support. “Cash Equivalents” means, as to any Person, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (but only so long as the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twenty- four (24) months from the date of acquisition; (b) securities issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than twenty-four (24) months from the date of acquisition and having one of the two highest ratings from S&P, Fitch, or Moody’s; (c) domestic and Eurodollar certificates of deposit or time deposits or bankers’ acceptances maturing within twenty-four (24) months after the date of acquisition issued or guaranteed by

8 or placed with, and money market and demand deposit accounts issued or offered by, any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia, or any Canadian chartered bank, having combined capital and surplus of not less than $500,000,000; (d) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (a) and (b) of this definition entered into with any bank meeting the qualifications specified in clause (c) of this definition; (e) commercial paper issued by any commercial bank incorporated in the United States having capital and surplus in excess of $500,000,000 and commercial paper issued by any Person (other than a commercial bank) incorporated in the United States, which commercial paper has one of the two highest ratings from S&P, Fitch or Moody’s, and in each case maturing not more than ninety (90) days after the date of acquisition by such Person; and (f) investments in money market funds substantially all the assets of which are comprised of cash or securities of the types described in clauses (a) through (e) of this definition. “CEHI” means CEHI LLC, a Delaware limited liability company. “Change in Control” means (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Exchange Act) of 25% or more of the outstanding shares of voting Equity Interests of the Borrower on a fully diluted basis; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) members of the board of directors of the Borrower as of the Restatement Effective Date, nor (ii) nominated by the board of directors of the Borrower, nor (iii) appointed or approved by directors described in the foregoing clauses (i) or (ii) and/or directors previously approved under this clause (iii). “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in implementation thereof and (ii) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued. “Co-Documentation Agents” means each of CoBank, ACB, JPMorgan Chase Bank, N.A. and PNC Bank, National Association, in their respective capacities as a documentation agent for the credit facility evidenced hereby. “Code” means the Internal Revenue Code of 1986. “Commitment” means, for each Lender, the obligation of such Lender to make Loans to, and participate in Letters of Credit issued upon the application of and Swingline Loans made to, the Borrower expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure. The initial amount of each Lender’s Commitment is set forth on Schedule 1.1, as it may be modified (a) pursuant to Section 2.8, (b) as a result of any assignment that has become effective pursuant to Section 11.8 or (c) otherwise from time to time pursuant to the terms hereof.

9 “Commitment Percentage” means, with respect to any Lender at any time, the percentage of the total Commitments of all the Lenders represented by such Lender’s Commitment; provided that if the Commitments have terminated or expired, the Commitment Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments. The Commitment Percentage of each Lender on the Restatement Effective Date is set forth opposite the name of such Lender on Schedule 1.1. “Communications” has the meaning assigned thereto in Section 11.1(e)(ii). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Net Worth” means, at any time, the excess of total assets of the Borrower and its Subsidiaries over total liabilities of the Borrower and its Subsidiaries as of the last day of the fiscal quarter most recently then ended, determined on a consolidated basis in accordance with GAAP. “Consolidated Total Leverage Ratio” means, as of any Covenant Compliance Date, the ratio of Funded Debt to Capitalization, determined on a consolidated basis with respect to the Borrower and all of its Subsidiaries. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covenant Compliance Date” means the last day of each fiscal quarter of the Borrower. “Covered Party” has the meaning assigned thereto in Section 11.22. “Credit Facility” means the credit facility established pursuant to Article II. “Daily Simple SOFR” means for any day, an interest rate per annum equal to SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Daily Term SOFR Base Rate” means, with respect to a Swingline Loan, the greater of (a) zero and (b) the one-month Term SOFR rate quoted by the Administrative Agent from the Screen for the Business Day of such Swingline Loan (such Business Day, the “Daily Term SOFR Determination Date”). If as of 5:00 p.m. (New York time) on any Daily Term SOFR Determination Date, the one-month Term SOFR rate has not been published by the Term SOFR Administrator or on the Screen, then the rate used will be that as published by the Term SOFR Administrator or on the Screen for the first preceding Business Day for which such rate was published on such Screen so long as such first preceding Business Day is not more than three (3) Business Days prior to such Daily Term SOFR Determination Date. For purposes of determining any interest rate hereunder or under any other Loan Document that is based on the Daily Term SOFR Base Rate, such interest rate shall change as and when the Daily Term SOFR Base Rate changes.

10 “Daily Term SOFR Loan” means a Swingline Loan that, except as otherwise provided in Section 4.1, bears interest at the Daily Term SOFR Rate. “Daily Term SOFR Rate” means, with respect to a Swingline Loan, the sum of (a) the Daily Term SOFR Base Rate, plus (b) the Applicable Margin for Term SOFR Loans. “Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 9.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default. “Defaulting Lender” means, subject to Section 4.13(b), any Lender that (a) has failed to (i) fund all or any portion of the Loans required to be funded by it hereunder within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Banks, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days after the date when due, (b) has notified the Borrower, the Administrative Agent, an Issuing Bank or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 4.13(b)) upon delivery of written notice of such determination to the Borrower, the Issuing Banks and each Lender. “Distribution” means any payment made by the Borrower on account of any equity interest in Borrower, including any dividend and any payment in purchase, redemption or other retirement of any equity interest.

11 “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States. “E-SIGN” means the Federal Electronic Signatures in Global and National Commerce Act, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.8 (subject to such consents, if any, as may be required under Section 11.8(b)(iii)). “Environmental Claims” means all material claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment. “Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of public health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. “Equity Interests” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder. “ERISA Affiliate” means any Person who together with the Borrower or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan

12 year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA) or in “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (d) the commencement of proceedings by the PBGC to terminate a Pension Plan; (e) a failure by the Borrower or any ERISA Affiliate to make required contributions to a Pension Plan or Multiemployer Plan, or the imposition of a lien in favor of a Pension Plan under Section 430(k) of the Code or Section 303(k) of ERISA; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or for the imposition of any liability under Section 4069 or 4212(c) of ERISA; (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (h) an application for a funding waiver pursuant to Section 412 of the Code or Section 302(c) of ERISA with respect to any Pension Plan; or (i) a determination that a Pension Plan is, or is reasonably expected to be, in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA). “ERISA Termination Event” means the filing of a notice of intent to terminate a Pension Plan, or the treatment of a plan amendment as the termination of a Pension Plan, under Section 4041 or 4042 of ERISA. “Erroneous Payment” is defined in Section 10.9(a). “ESRA” means the Electronic Signatures and Records Act as in effect in the State of New York, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “Event of Default” means any of the events specified in Section 9.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied. “Evergreen Letter of Credit” is defined in Section 2.6(b)(ii). “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 4.12(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 4.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.11(g) and (d) any United States federal withholding Taxes imposed under FATCA.

13 “Existing Credit Agreement” is defined in the Recitals to this Agreement. “Existing Letters of Credit” means those letters of credit set forth on Schedule 2.6(a) which shall be deemed to have been issued pursuant to the terms and conditions hereof and shall constitute Letters of Credit hereunder. “Extensions of Credit” means, a Borrowing, the making of any Swingline Loan or the issuance or Modification of a Letter of Credit. “Extension Date” is defined in Section 2.7(a). “Extension Notice” is defined in Section 2.7(a). “Fair Market Value” means, at any time and with respect to any property, the same value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. “FDIC” means the Federal Deposit Insurance Corporation. “Federal Funds Effective Rate” means, for any day, the greater of (a) zero and (b) the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate. “Fitch” means Fitch Ratings Inc., and any successor thereto that is a nationally recognized rating agency (or if neither Fitch Ratings Inc. nor any such successor shall be in the business of rating long-term indebtedness, a nationally recognized rating agency in the United States as mutually agreed between the Required Lenders and the Borrower). “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Screen Rate. “Foreign Lender” means a Lender that is not a U.S. Person. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Bank other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, any (b) with respect to the Swingline Lender, such Defaulting Lender’s Commitment Percentage of outstanding Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

14 “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “Funded Debt” of any Person means (without duplication) (a) all Indebtedness of such Person for borrowed money (which shall, in the case of the Borrower, include but not be limited to all Indebtedness under this Agreement); (b) Indebtedness of such Person evidenced by bonds, notes or similar written instruments, whether or not representing obligations for borrowed money; (c) all Capital Lease Obligations of such Person; (d) all Indebtedness secured by a Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person or is nonrecourse to such Person; (e) the face amount of all letters of credit and bankers’ acceptances issued for the account of such Person, and without duplication, all drafts drawn thereunder; (f) all obligations of such Person with respect to leases constituting part of a Sale-and-Leaseback Transaction; (g) all net obligations of such Person under interest rate agreements or currency agreements; and (h) Guaranty obligations of such Person with respect to Indebtedness for borrowed money of another Person (including affiliates). “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase (or advance or supply funds for the purchase of) such Indebtedness or obligation or any property constituting security therefor; (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation; (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

15 (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof. In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor. “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to public health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed by a Governmental Authority to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement. “IFRS” means the body of pronouncements issued by the International Accounting Standards Board (“IASB”), including International Financial Reporting Standards and interpretations approved by the IASB, International Accounting Standards and Standing Interpretations Committee interpretations approved by the predecessor International Accounting Standards Committee and adapted for use in the European Union. “Incremental Commitment” is defined in Section 2.8(a). “Incremental Effective Date” is defined in Section 2.8(c). “Incremental Lender” is defined in Section 2.8(b). “Indebtedness” means, with respect to any Person at any date and without duplication: (a) its liabilities for borrowed money, including obligations of such Person evidenced by bonds, debentures, notes or other similar instruments of any such Person, and its redemption obligations in respect of mandatorily Redeemable Preferred Stock;

16 (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (c) (i) all Capital Lease Obligations and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases and related liabilities were accounted for as capital leases and Capital Lease Obligations; (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person, whether or not it has assumed or otherwise become liable for such liabilities (other than Indebtedness of others secured by Liens, neither assumed nor guaranteed by such Person or any Subsidiary of such Person nor with respect to which such Person or any Subsidiary of such Person pays principal and/or interest, existing upon real estate or rights in or relating to real estate acquired by such Person or any Subsidiary of such Person for substation, metering station, gathering line, transmission line, transportation line, distribution line or right of way purposes to the extent such Lien does not, or the foreclosure thereof would not, materially impair the value of such property or the use of such property for the purpose for which it was acquired by such Person or such Subsidiary); (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions whether or not representing obligations for borrowed money; (f) the aggregate Swap Termination Value of all Swap Contracts of such Person; (g) all Securitization Obligations of such Person; (h) all Attributable Debt; (i) Preferred Stock of any Subsidiary held by a Person other than the such Person or a Wholly- Owned Subsidiary of such Person; and (j) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (i) hereof. Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (j) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning assigned thereto in Section 11.3(b). “Information” has the meaning assigned thereto in Section 11.9. “Interest Differential” is defined in Section 4.9. “Interest Period” means with respect to any Term SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to availability thereof), as the Borrower may elect;

17 provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (c) no Interest Period may extend beyond the Maturity Date, (d) no tenor that has been removed from this definition pursuant to Section 4.8(b)(iv) shall be available for specification in such Notice of Borrowing or Notice of Conversion/Continuation, and (e) there shall be no more than ten (10) Interest Periods in effect at any time for the Credit Facility. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Investment Company Act” means the Investment Company Act of 1940 (15 U.S.C. § 80(a)(1), et seq.). “IRS” means the United States Internal Revenue Service. “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time). “Issuing Bank” means U.S. Bank (through itself or through one of its designated Affiliates or branch offices), in its capacity as issuer of Letters of Credit, Wells Fargo Bank, National Association (through itself or through one of its designated Affiliates or branch offices), in its capacity as an issuer of Letters of Credit, and each other Lender (if any) that the Borrower from time to time selects as an Issuing Bank pursuant to Section 2.6 and that has agreed in writing to be an Issuing Bank. Any Issuing Bank may, with the consent of the Borrower (not to be unreasonably withheld, conditioned or delayed), arrange for one or more Letters of Credit to be issued by branches or Affiliates of such Issuing Bank, in which case the term “Issuing Bank” includes any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate. Each reference herein to the “Issuing Bank” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto. “Issuing Bank Sublimit” means, with respect to any Issuing Bank, on any date, the amount agreed to between such Issuing Bank and the Borrower and notified to and approved by the Administrative Agent. The initial amount of such Issuing Bank’s Issuing Bank Sublimit is set forth on Schedule 1.1 or in the agreement pursuant to which it became an Issuing Bank, as applicable. The Issuing Bank Sublimit of an Issuing Bank may be modified from time to time in accordance with Section 2.6(c), and notified to and approved by the Administrative Agent, which may amend Schedule 1.1 from time to time to reflect any such Issuing Bank Sublimit modifications. “L/C Collateral Account” is defined in Section 2.6(k). “L/C Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit. “L/C Documents” means, as to any Letter of Credit, each application therefor and any other document, agreement and instrument entered into by the Borrower or a Subsidiary with or in favor of the applicable Issuing Bank and relating to such Letter of Credit. “L/C Fee” is defined in Section 2.5(b).

18 “L/C Obligations” means, at any time, the sum, without duplication, of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, determined without regard to whether any conditions to drawing could be met at that time, plus (b) the aggregate amount of all Reimbursement Obligations at such time. The L/C Obligations of any Lender at any time are its Commitment Percentage of the total L/C Obligations at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or 3.14 of the ISP, or similar terms in the governing rules or laws or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the Issuing Bank and the Lenders have no further obligations to make any payments or disbursements under any circumstances with respect to such Letter of Credit. “L/C Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the Aggregate Commitment. The L/C Sublimit is part of, and not in addition to, the Commitments. “Law” means, collectively, all international, foreign, federal, state, provincial, and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lead Arrangers” means U.S. Bank, Wells Fargo Securities, LLC, CoBank, ACB, JPMorgan Chase Bank, N.A. and PNC Capital Markets LLC, in their respective capacities as joint lead arrangers and U.S. Bank, Wells Fargo Securities, LLC, CoBank, ACB, JPMorgan Chase Bank, N.A. and PNC Capital Markets LLC, in their respective capacities as joint bookrunners. “Lease Rentals” means, with respect to any period, the sum of the minimum amount of rental and other obligations required to be paid during such period by the Borrower or any Subsidiary as lessee under all leases of real or personal property (other than capital leases), excluding any amounts required to be paid by the lessee (whether or not therein designated as rental or additional rental) (a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, or (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee. “Lender” means each Person executing this Agreement as a Lender on the Restatement Effective Date and any other Person that shall have become a party to this Agreement as a Lender pursuant to an Assignment and Assumption, other than any Person that ceases to be a party hereto as a Lender pursuant to an Assignment and Assumption. Unless otherwise specified, the term “Lenders” includes the Swingline Lender but does not include the Administrative Agent or the Issuing Banks in their respective capacities as the Administrative Agent or as an Issuing Bank. “Lender Parties” means collectively, the Administrative Agent, the Lenders, the Issuing Banks, each co-agent or subagent appointed by the Administrative Agent from time to time pursuant to Section 10.5, any other holder from time to time of any Obligations and, in each case, their respective successors and permitted assigns. “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit, which office may, to the extent the applicable Lender notifies the

19 Administrative Agent in writing, include an office of any Affiliate of such Lender or any domestic or foreign branch of such Lender or Affiliate. “Letter of Credit” means any standby letter of credit issued hereunder and each Existing Letter of Credit. “Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset; provided that in no event shall an operating lease be deemed to constitute a Lien. “Loan” means a Revolving Loan or a Swingline Loan made to the Borrower pursuant to Article II. “Loan Documents” means, collectively, this Agreement, each Note and each other document, instrument and agreement executed and delivered by the Borrower to the Administrative Agent or any Lender in connection herewith. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, (c) a material adverse effect on the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under any Loan Document or (d) an impairment of the legality, validity, binding effect or enforceability against the Borrower of any Loan Document to which it is a party. “Material Subsidiary” means each of (i) CEHI; (ii) Montana-Dakota Utilities Co., a Delaware corporation; (iii) Cascade Natural Gas Corporation, a Washington corporation; (iv) Intermountain Gas Company, an Idaho corporation; and (v) any other Subsidiary formed or acquired after the Restatement Effective Date, the total assets of which constitute greater than 10 % of the total assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP. “Maturity Date” means the earliest to occur of (a) December 11, 2030 or any later date specified as the Maturity Date in accordance with Section 2.7 (except that, if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day) and (b) the date the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof. “Minimum Collateral Amount” means, with respect to a Defaulting Lender, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to the sum of (i) 105% of the Fronting Exposure of the Issuing Banks with respect to such Defaulting Lender for all Letters of Credit issued and outstanding at such time and (ii) the Fronting exposure of the Swingline Lender with respect to all Swingline Loans outstanding at such time, and (b) otherwise, an amount determined by the Administrative Agent and the Issuing Banks in their sole discretion. “Modify” means renew, extend, increase, decrease or otherwise modify an applicable Letter of Credit; and each such action is a “Modification”. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency (or if neither Moody’s Investors Service, Inc. nor any such successor shall be in

20 the business of rating long-term indebtedness, a nationally recognized rating agency in the United States as mutually agreed between the Required Lenders and the Borrower). “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding three (3) years and which is subject to Title IV of ERISA. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.2 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extending Lender” is defined in Section 2.7(b). “Non-Extension Notice Date” is defined in Section 2.6(b)(ii). “Note” means a promissory note made by the Borrower in favor of a Lender evidencing the Extensions of Credit made by such Lender, substantially in the form attached as Exhibit A, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Notice of Account Designation” has the meaning assigned thereto in Section 2.2(b). “Notice of Borrowing” has the meaning assigned thereto in Section 2.2(a). “Notice of Conversion/Continuation” has the meaning assigned thereto in Section 4.2. “Notice of Prepayment” has the meaning assigned thereto in Section 2.3(c). “Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest and fees accruing after the filing of any bankruptcy or similar petition) the Loans, and (b) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, all L/C Obligations, obligations (including indemnification obligations), covenants and duties owing by the Borrower to the Lenders, the Administrative Agent or any Issuing Bank, in each case under any Loan Document, with respect to any Extension of Credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the obligation of the Borrower to pay any of the foregoing, including Erroneous Payment subrogation rights and (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Administrative Agent, any Lender or any Issuing Bank, in each case in its sole discretion, may elect to pay or advance on behalf of the Borrower. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Officer’s Compliance Certificate” means a certificate of a Responsible Officer of the Borrower substantially in the form attached as Exhibit E.

21 “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.12). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation, as of the Restatement Effective Date, and as codified at 31 C.F.R. § 850.101 et seq. “Participant” has the meaning assigned thereto in Section 11.8(d). “Participant Register” has the meaning assigned thereto in Section 11.8(d). “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment Date” means the last Business Day of each calendar quarter. “Payment Recipient” is defined in Section 10.9(a). “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Pension Plan” means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA or the minimum funding standards under Section 412 of the Code, which the Borrower or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years but excluding any Multiemployer Plan. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Platform” means Debt Domain, Intralinks, SyndTrak, DebtX or a substantially similar electronic transmission system. “Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

22 “Pricing Level” means, for each Pricing Period, the pricing level set forth below opposite the Pricing Rating achieved by the Borrower as of the first day of that Pricing Period (subject to the provisions of the definition of “Pricing Rating”): Pricing Level Pricing Rating 1 A2/A/A or above 2 A3/A-/A- 3 Baa1/BBB+/BBB+ 4 Baa2/BBB/BBB 5 Baa3/BBB-/BBB- or below or not rated “Pricing Level Change Date” means, with respect to any change in the Pricing Level that results in a change in the Applicable Margin, the date that Moody’s, S&P or Fitch announces any change in the Pricing Rating. “Pricing Period” means (a) the period commencing on the Restatement Effective Date and ending on the day prior to the first Pricing Level Change Date to occur thereafter and (b) each subsequent period commencing on each Pricing Level Change Date and ending the day prior to the next Pricing Level Change Date. “Pricing Rating” means, as of any date of determination of the Applicable Margin, (a) the rating assigned by Moody’s, S&P or Fitch to the outstanding senior unsecured non-credit-enhanced long-term indebtedness of the Borrower or (b) if none of Moody’s, S&P or Fitch has assigned a rating of the type described in clause (a), the corporate rating assigned to the Borrower by Moody’s or S&P or the issuer rating assigned to the Borrower by Fitch; provided that (i) if only two of Moody’s, S&P and Fitch have in effect a Pricing Rating, (x) if the Borrower is split-rated and the ratings differential is one Pricing Level, the higher rating will apply, (y) if the Borrower is split-rated and the ratings differential is two Pricing Levels or more, the intermediate rating at the midpoint will apply (or if there is no midpoint, the higher of the two intermediate ratings will apply), (ii) if all three of Moody’s, S&P and Fitch have in effect a Pricing Rating, if the Borrower is split-rated the highest of the two ratings shall be used and the Pricing Level shall be determined based on such two highest ratings pursuant to the preceding clause (i), and (iii) if only one of the three rating agencies has assigned such a rating, the Pricing Level corresponding to such rating shall apply. For purposes hereof, the rating by each rating agency as of any date shall be the applicable rating by such agency in effect at the close of business on such date. “Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by U.S. Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as such prime rate changes. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lenders” has the meaning assigned thereto in Section 7.1. “QFC Credit Support” has the meaning assigned thereto in Section 11.22. “Rating” means (a) the rating assigned by S&P or Fitch to the outstanding senior unsecured non- credit-enhanced long-term indebtedness of the Borrower or (b) if neither S&P nor Fitch has assigned a rating of the type described in the foregoing clause (a), the corporate rating assigned to the Borrower by S&P or the issuer rating assigned to the Borrower by Fitch.

23 “Recipient” means (a) the Administrative Agent, (b) any Lender or (c) any Issuing Bank, as applicable. “Redeemable Preferred Stock” of any Person means any equity interest of such Person that by its terms (or by the terms of any equity interest into which it is convertible or for which it is exchangeable) or otherwise (including on the happening of any event), is required to be redeemed for cash or other property or is redeemable for cash or other property at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date; or is exchangeable for Indebtedness at any time, in whole or in part, on or prior to the Maturity Date provided that Redeemable Preferred Stock shall not include any equity interest by virtue of the fact that it may be exchanged or converted at the option of the holder or of the Borrower for equity interests of the Borrower having no preference as to dividends, distributions or liquidation over any other equity interests of the Borrower. “Reference Time” means the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning assigned thereto in Section 11.8(c). “Reimbursement Obligations” means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.6 to reimburse the Issuing Banks for amounts paid by the Issuing Banks in respect of any one or more L/C Disbursements under Letters of Credit. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, representatives and heirs of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Board, the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board or the Federal Reserve Bank of New York, or any successor thereto. “Removal Effective Date” has the meaning assigned thereto in Section 10.6(b). “Reportable Event” means any of the events required to be reported by Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC. “Required Lenders” means, at any time, Lenders having Revolving Exposures representing more than fifty percent (50%) of the Aggregate Outstanding Credit Exposure. The Revolving Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Resignation Effective Date” has the meaning assigned thereto in Section 10.6(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, treasurer or assistant treasurer or similar person of such Person or any other officer of such Person designated in writing by the Borrower, or, if such Person does not have any such officer, such officers of such Person’s managing member or general partner; provided that, to the extent requested thereby, the Administrative Agent shall have received a certificate of such Person certifying as to the incumbency and genuineness of the signature of each such officer. Any document delivered

24 hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person. “Restatement Effective Date” means the date of this Agreement. “Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the aggregate principal amount of such Lender’s Revolving Loans outstanding at such time, plus (b) an amount equal to its Commitment Percentage of the aggregate principal amount of Swingline Loans outstanding at such time, plus (c) an amount equal to its Commitment Percentage of the L/C Obligations at such time. “Revolving Loan” means, with respect to any Lender, such Lender’s loan made pursuant to its commitment to lend set forth in Section 2.1 (or any conversion or continuation thereof). “S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor thereto that is a nationally recognized rating agency (or, if neither such division nor any successor shall be in the business of rating long-term indebtedness, a nationally recognized rating agency in the United States as mutually agreed between the Required Lenders and the Borrower). “Sale-and-Leaseback Transaction” means a transaction or series of transactions pursuant to which the Borrower or any Subsidiary shall sell or transfer to any Person (other than the Borrower or a Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Borrower or any Subsidiary shall rent or lease as lessee (other than pursuant to a capital lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Restatement Effective Date, Cuba, Iran, North Korea, Syria, Crimea, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Kherson and Zaporizhzhia regions of Ukraine). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury, or other relevant sanctions authority with jurisdiction over any Lender, the Borrower or any of its Subsidiaries or Affiliates. “Screen” has the meaning provided in the definition of “Term SOFR Screen Rate.”

25 “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Securitization Obligations” means, with respect to any Securitization Transaction, the aggregate investment or claim held at any time by all purchasers, assignees or transferees of (or of interests in) or holders of obligations that are supported or secured by accounts receivable, lease receivables and other rights to payment in connection with such Securitization Transaction. “Securitization Transaction” means any sale, assignment or other transfer by the Borrower or any of its Subsidiaries of accounts receivable, lease receivables or other payment obligations owing to the Borrower or such Subsidiary or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit accounts related thereto, and any collateral, guaranties or other property or claims in favor of the Borrower or such Subsidiary supporting or securing payment by the obligor thereon of, or otherwise related to, any such receivables. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Solvent” means as to any Person at any time (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including the probable liability of such Person on disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including the probable liability of such Person on disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital. “Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the board of directors (or equivalent governing body) is otherwise controlled by (directly or indirectly) such Person (other than Equity Interests having such power only by reason of the happening of a contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower. “Supported QFC” has the meaning assigned thereto in Section 11.22.

26 “Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any International Foreign Exchange Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts. “Swingline Lender” means U.S. Bank or such other Lender that succeeds to its rights and obligations as Swingline Lender pursuant to the terms of this Agreement. “Swingline Loan” means a loan made available to the Borrower by the Swingline Lender pursuant to Section 2.4. “Syndication Agent” means Wells Fargo Bank, National Association, in its capacity as syndication agent for the credit facility evidenced hereby. “Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for United States federal income tax purposes, other than any such lease under which such Person is the lessor. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto. “Term SOFR” means the rate per annum determined by the Administrative Agent as the forward- looking term rate based on SOFR. “Term SOFR Administrator” means CME Group Benchmark Administration Ltd. (or a successor administrator of Term SOFR). “Term SOFR Administrator’s Website” means https://www.cmegroup.com/market-data/cme- group-benchmark-administration/term-sofr.html, or any successor source for Term SOFR identified as such by the Term SOFR Administrator from time to time. “Term SOFR Borrowing” means a Borrowing that, except as otherwise provided in Section 4.8, bears interest at the applicable Term SOFR Rate.

27 “Term SOFR Loan” means a Loan that, except as otherwise provided in Section 4.8, bears interest at the applicable Term SOFR Rate other than pursuant to clause (d) of the definition of “Alternate Base Rate.” “Term SOFR Rate” means, for the relevant Interest Period, the sum of (a) the Term SOFR Screen Rate applicable to such Interest Period, plus (b) the Applicable Margin. “Term SOFR Screen Rate” means, for the relevant Interest Period, the greater of (a) zero and (b) the Term SOFR rate quoted by the Administrative Agent from the Term SOFR Administrator’s Website or the applicable Bloomberg screen (or other commercially available source providing such quotations as may be selected by the Administrative Agent from time to time) (the “Screen”) for such Interest Period, which shall be the Term SOFR rate published two (2) Business Days before the first day of such Interest Period (such Business Day, the “Term SOFR Determination Date”). If as of 5:00 p.m. (New York time) on any Term SOFR Determination Date, the Term SOFR rate has not been published by the Term SOFR Administrator or on the Screen, then the rate used will be that as published by the Term SOFR Administrator or on the Screen for the first preceding Business Day for which such rate was published on such Screen so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. “Type” means, with respect to a Borrowing, its nature as a Base Rate Borrowing or Term SOFR Borrowing, and with respect to a Loan, its nature as a Base Rate Loan or a Term SOFR Loan. “UCC” means the Uniform Commercial Code as in effect in the State of New York. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 302(d)(7) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year. “United States” means the United States of America. “U.S. Bank” means U.S. Bank National Association, a national banking association. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning assigned thereto in Section 11.22. “U.S. Tax Compliance Certificate” has the meaning assigned thereto in Section 4.11(g)(ii)(B)(3).

28 “Wholly-Owned” means, with respect to a Subsidiary, that all of the Equity Interests of such Subsidiary are, directly or indirectly, owned or controlled by the Borrower and/or one or more of its Wholly- Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Borrower and/or one or more of its Wholly-Owned Subsidiaries). “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including,” (k) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document) and (l) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Section 1.3 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP as in effect from time to time, subject to clause (b) below. Notwithstanding the foregoing, (i) for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding

29 principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded, and (ii) the Borrower may at any time make a one-time election to adopt IFRS in lieu of GAAP; provided, that the Borrower shall notify the Administrative Agent that it has made such election and, upon such notice, references herein to GAAP shall thereafter be construed to mean IFRS as in effect from time to time. After such election, the Borrower shall not subsequently elect to adopt GAAP in lieu of IFRS. (b) If at any time the adoption of IFRS by the Borrower or any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such adoption of IFRS or change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP as in effect and applied immediately prior to such adoption of IFRS or change in GAAP shall have become effective and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such adoption of IFRS or change in GAAP. Section 1.4 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Section 1.5 References to Agreement and Laws. Any definition or reference to any Applicable Law, including Anti-Corruption Laws, Anti-Money Laundering Laws, the Bankruptcy Code, the Code, ERISA, the Exchange Act, the PATRIOT Act, the UCC, the Investment Company Act, or any of the foreign assets control regulations of the United States Treasury Department, and shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. Section 1.6 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Section 1.7 Guaranties/Earn-Outs. Unless otherwise specified, (a) the amount of any Guaranty shall be the lesser of the amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guaranty and (b) the amount of any earn-out or similar obligation shall be the amount of such obligation as reflected on the balance sheet of such Person in accordance with GAAP. Section 1.8 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. Section 1.9 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definitions of “Term SOFR Screen Rate” and “Alternate Base Rate,” as applicable, or with respect to any comparable or successor rate thereto, or replacement rate therefor.

30 Section 1.10 Term SOFR Notification. The interest rate on Term SOFR Borrowings and Daily Term SOFR Loans is determined by reference to the Term SOFR Screen Rate, and Daily Term SOFR Base Rate, respectively, which is derived from Term SOFR. Section 4.8(b) provides a mechanism for (a) determining an alternative rate of interest if Term SOFR is no longer available or in the other circumstances set forth in Section 4.8(b), and (b) modifying this Agreement to give effect to such alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to Term SOFR or other rates in the definition of Term SOFR Rate and Daily Term SOFR Base Rate, as applicable, or with respect to any alternative or successor rate thereto, or replacement rate thereof (including any Benchmark Replacement), including without limitation, whether any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 4.8(b), will have the same value as, or be economically equivalent to, Term SOFR Rate or Daily Term SOFR Base Rate, as applicable. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Alternate Base Rate, Term SOFR, the Term SOFR Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, the Term SOFR Screen Rate, the Daily Term SOFR Base Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.11 Amendment and Restatement. (a) The Borrower, the Administrative Agent, the Issuing Banks and the Lenders acknowledge and agree that (i) effective at the time at which all conditions precedent set forth in Section 5.1 have been satisfied (the “Restatement Effective Time”), this Agreement shall amend and restate in its entirety the Existing Credit Agreement and (ii) any outstanding Loans thereunder shall be allocated among the Lenders in accordance with their respective Commitment Percentage as of the Restatement Effective Time. (b) To facilitate the allocation described in clause (a), at the Restatement Effective Time, (i) all “Loans” under the Existing Credit Agreement (“Existing Loans”) and “Letters of Credit” under the Existing Credit Agreement shall be deemed to be Revolving Loans and Letters of Credit, respectively, (ii) each Lender which is a party to the Existing Credit Agreement (an “Existing Lender”) shall transfer to the Administrative Agent an amount equal to the excess, if any, of such Lender’s Commitment Percentage of the outstanding Loans hereunder (including any Loans made at the Restatement Effective Time) over the amount of all of such Lender’s Existing Loans, (iii) each Lender which is not a party to the Existing Credit Agreement shall transfer to the Administrative Agent an amount equal to such Lender’s Commitment Percentage of the outstanding Loans hereunder (including any Loans made at the Restatement Effective Time), (iv) the Administrative Agent shall apply the funds received from the Lenders pursuant to clauses (ii) and (iii), first, on behalf of the Lenders (pro rata according to the amount of the applicable Existing Loans each is required to purchase to achieve the allocation described in clause (a)), to purchase from each Existing Lender which has Existing Loans in excess of such Lender’s Commitment Percentage of the outstanding Loans hereunder (including any Loans made at the Restatement Effective Time), a portion of such Existing Loans equal to such excess, second, to pay to each Existing Lender all interest, fees and other amounts (including amounts payable pursuant to Section 4.9 of the Existing Credit Agreement, assuming for such purpose that the Existing Loans were prepaid rather than allocated at the Restatement Effective Time) owed to such Existing Lender under the Existing Credit Agreement (whether or not otherwise then due) and, third, as the Borrower shall direct, and (v) all Loans shall commence new Interest Periods in

31 accordance with elections made by the Borrower at least three (3) Business Days prior to the Restatement Effective Date pursuant to the procedures applicable to conversions and continuations set forth in Section 4.2 (all as if the Existing Loans were continued or converted at the Restatement Effective Time). To the extent the Borrower fails to make a timely election pursuant to clause (v) of the preceding sentence with respect to any Loans, such Loans shall be Base Rate Loans. (c) Any reference to the “Agreement,” “Credit Agreement” or any of the other Loan Documents herein or in any other Loan Documents shall refer to this Agreement and such other Loan Documents as amended and restated hereby. Section 1.12 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. ARTICLE II CREDIT FACILITY Section 2.1 Commitments. From the Restatement Effective Date until the Maturity Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Revolving Loans to the Borrower in Dollars only if, after giving effect to the making of each such loan, (i) such Lender’s Revolving Exposure does not exceed its Commitment; and (ii) the aggregate Revolving Exposures do not exceed the Aggregate Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow the Revolving Loans at any time before the Maturity Date. Unless previously terminated, the Commitments shall terminate on the Maturity Date. Section 2.2 Procedure for Advances of Loans. (a) Requests for Borrowing. The Borrower shall give the Administrative Agent irrevocable prior telephonic notice not later than 12:00 p.m. to be followed promptly by written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before the applicable Borrowing Date for each Term SOFR Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such Borrowing, which shall be, (x) with respect to Base Rate Loans in an aggregate principal amount of $250,000 or a whole multiple of $50,000 in excess thereof and (y) with respect to Term SOFR Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof, (C) , the Type of Borrowing selected, and (D) in the case of a Term SOFR Loan, the duration of the Interest Period applicable thereto. If the Borrower fails to specify a Type of Loan in a Notice of Borrowing, then the applicable Loan shall be made as a Base Rate Loan. If the Borrower requests a Borrowing of a Term SOFR Loan in any such Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. A Notice of Borrowing received after 12:00 p.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

32 (b) Disbursement of Loans. Not later than 2:00 p.m. on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrower, at the Administrative Agent’s Office in funds immediately available to the Administrative Agent, such Lender’s Commitment Percentage of the Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 4.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to this Section to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Loan. Section 2.3 Termination and Reductions in Aggregate Commitment; Voluntary Prepayments. (a) Termination. The Borrower shall pay in full on the Maturity Date the aggregate principal amount of all Loans, all interest thereon, all L/C Obligations, all fees and expenses due hereunder, and all other unpaid Obligations under this Agreement and the other Loan Documents. (b) Reductions in Aggregate Commitments. The Borrower may terminate the unused portion of the Commitments or from time to time permanently reduce the Commitments ratably among the Lenders in integral multiples of $5,000,000 upon at least five (5) Business Days’ irrevocable prior written notice to the Administrative Agent by 12:00 p.m. (New York City time) specifying the amount of any such reduction. In no event may the amount of the Commitments be reduced below the aggregate Revolving Exposures. (c) Voluntary Prepayments. The Borrower may at any time and from time to time prepay Loans (other than Swingline Loans), in whole or in part, without premium or penalty, with irrevocable (other than as set forth in this clause (c)) prior written notice to the Administrative Agent (a “Notice of Prepayment”) given not later than, unless the Administrative Agent may agree, 12:00 p.m. (i) on the same Business Day as each Base Rate Loan prepayment and (ii) at least three (3) Business Days before each Term SOFR Loan prepayment, specifying the date and amount of prepayment and whether the prepayment is of Term SOFR Loans, Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice; provided that the Borrower may state that such notice is conditioned on the effectiveness of another transaction, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Partial prepayments shall be in an aggregate amount of $200,000 or a whole multiple of $100,000 in excess thereof with respect to Base Rate Loans and $1,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Term SOFR Loans unless (in each case) the aggregate outstanding balance of any Loan being prepaid is less than such applicable minimum amount, in which event such prepayment may be in the amount of the aggregate outstanding balance of such Loan. A Notice of Prepayment received after 12:00 p.m. (unless the Administrative Agent otherwise agrees) shall be deemed received on the next Business Day. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. The Borrower may at any time prepay, without penalty or premium, all outstanding Swingline Loans, or any portion of the outstanding Swingline Loans, with notice to the Administrative Agent and the Swingline Lender by 11:00 a.m. (New York City time) on the date of prepayment.

33 Section 2.4 Swingline Loans. (a) Amount of Swingline Loans. Subject to the terms and conditions set forth herein, from the Restatement Effective Date and until the Maturity Date, the Swingline Lender may, at its option, on the terms and conditions set forth in this Agreement, make Swingline Loans in Dollars to the Borrower from time to time in an aggregate principal amount not to exceed $25,000,000, only if, after giving effect to such Swingline Loan, (i) the Aggregate Outstanding Credit Exposure does not exceed the Aggregate Commitment, and (ii) the sum of (A) the Swingline Loans, plus (B) the outstanding Revolving Loans made by the Swingline Lender, plus (C) the Swingline Lender’s Commitment Percentage of the L/C Obligations does not exceed the Swingline Lender’s Commitment. Subject to the terms of this Agreement (including without limitation the discretion of the Swingline Lender), the Borrower may borrow, repay and reborrow Swingline Loans at any time before the Maturity Date. (b) Borrowing Notice. To borrow a Swingline Loan, the Borrower shall deliver to the Administrative Agent and the Swingline Lender a notice not later than 12:00 noon (New York City time) on the Borrowing Date of each Swingline Loan, specifying (i) the Borrowing Date (which shall be a Business Day) and (ii) the amount of the requested Swingline Loan, which shall be not less than $100,000. (c) Making of Swingline Loans; Participations. Not later than 2:00 p.m. (New York City time) on the applicable Borrowing Date, the Swingline Lender shall make available the Swingline Loan, in immediately available funds, to the Administrative Agent at its address specified pursuant to Section 11.1. The Administrative Agent shall promptly make the funds received from the Swingline Lender available to the Borrower on the Borrowing Date at such address. Each time the Swingline Lender makes a Swingline Loan, the Swingline Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Swingline Lender, a participation in such Swingline Loan in proportion to such Lender’s Commitment Percentage. (d) Repayment of Swingline Loans. The Borrower shall pay each Swingline Loan in full on the date selected by the Administrative Agent. In addition, the Swingline Lender may at any time in its sole discretion with respect to any outstanding Swingline Loan require each Lender to fund its participation acquired pursuant to Section 2.4(c) or require each Lender (including the Swingline Lender) to make a Revolving Loan in the amount of such Lender’s Commitment Percentage of such Swingline Loan (including, without limitation, any interest accrued and unpaid thereon), for the purpose of repaying such Swingline Loan. Not later than 12:00 noon (New York City time) on the date of any notice received pursuant to this Section 2.4(d), each Lender shall make available its required Revolving Loan, in funds immediately available to the Administrative Agent at its address specified pursuant to Section 11.1. Loans made pursuant to this Section 2.4(d) shall initially be Base Rate Borrowings and thereafter may be continued as Base Rate Borrowings or converted into Term SOFR Borrowings as provided in Section 4.2 and subject to the other conditions and limitations set forth in this Article II. Unless a Lender has notified the Swingline Lender, before the making of any Swingline Loan, that any applicable condition precedent set forth in Section 5.1 or Section 5.2 was not satisfied, such Lender’s obligation to make Revolving Loans pursuant to this Section 2.4(d) to repay Swingline Loans or to fund the participation acquired pursuant to Section 2.4(c) shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any setoff, counterclaim, recoupment, defense or other right such Lender has against the Borrower, the Administrative Agent, the Swingline Lender or any other Person, (b) the occurrence or continuance of a Default or Event of Default, (c) any adverse change in the condition (financial or otherwise) of the Borrower, or (d) any other circumstances, happening or event whatsoever. If any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.4(d), interest shall accrue thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received, and the

34 Administrative Agent may receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. On the Maturity Date, the Borrower shall repay in full the outstanding principal balance of the Swingline Loans. Section 2.5 Fees. (a) Facility Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender according to its Commitment Percentage a facility fee at a per annum rate equal to the Applicable Margin on the Aggregate Commitment from the Restatement Effective Date until the Maturity Date, payable in arrears on each Payment Date and on the Maturity Date. (b) L/C Fees. The Borrower shall pay to the Administrative Agent, for the account of each Lender ratably in accordance with its participations in each Letter of Credit, a letter of credit fee at a per annum rate equal to the Applicable Margin for Term SOFR Borrowings in effect from time to time on the maximum stated amount of such Letter of Credit (after giving effect to any scheduled increases or decreases) for the period from the date of issuance to the date on which such Lender ceases to have any L/C Obligations with respect to such Letter of Credit (the “L/C Fee”). Accrued L/C Fees shall be payable in arrears on each Payment Date, commencing on the first such date to occur after the Restatement Effective Date, and on the Maturity Date; provided that any such fees accruing after the Maturity Date shall be payable on demand. (c) L/C Fronting Fees. The Borrower shall pay to each Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued by such Issuing Bank at a rate per annum equal to 0.20% on the daily maximum amount then available to be drawn under such Letter of Credit, for the period from the date of issuance to the date on which such Issuing Bank ceases to have any obligations (contingent or otherwise) to make any L/C Disbursement in respect of such Letter of Credit. Accrued fronting fees shall be payable in arrears on each Payment Date; provided that any such fees accruing after the Maturity Date shall be payable on demand. In addition, the Borrower agrees to pay to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect, which fees, costs and charges shall be payable to such Issuing Bank within three (3) Business Days after its demand therefor and are nonrefundable. Section 2.6 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request any Issuing Bank, in reliance on (among other things) the agreements of the Lenders set forth in this Section 2.6, to issue (and each such Issuing Bank agrees to issue), at any time and from time to time from the Restatement Effective Date until the Maturity Date, Letters of Credit denominated in Dollars for the Borrower’s account or, subject to Section 2.6(l), the account of any of its Subsidiaries, in such form as is acceptable to the Administrative Agent and such Issuing Bank in their reasonable determination. (b) Notice of Issuance, Extension or Other Amendment. (i) To request the issuance of a Letter of Credit, the Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank and the Administrative Agent) to an Issuing Bank selected by it and to the Administrative Agent (reasonably in advance of the requested date of issuance) a notice requesting the issuance of a Letter of Credit and specifying the requested date of issuance (which shall be a Business Day), the purpose and nature of the requested Letter of Credit, and such other information

35 as is necessary (in the reasonable discretion of such Issuing Bank) to prepare such Letter of Credit. If requested by such Issuing Bank, the Borrower also shall submit a letter of credit application and reimbursement agreement on such Issuing Bank’s standard form. In the event of any conflict between this Agreement and any form of letter of credit application and reimbursement agreement or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (ii) If the Borrower so requests in any notice requesting the issuance of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Evergreen Letter of Credit”). Each Evergreen Letter of Credit shall permit the applicable Issuing Bank to prevent automatic extension at least once in each one-year period by giving prior notice of non-extension to the beneficiary not later than a day (the “Non-Extension Notice Date”) in each one-year period to be agreed upon by the Borrower or the beneficiary and the applicable Issuing Bank at the time such Letter of Credit is issued. Unless otherwise directed by the applicable Issuing Bank, the Borrower shall not be required to make a specific request to such Issuing Bank, the Administrative Agent, or any Lender for any such extension with respect to an Evergreen Letter of Credit. Once an Evergreen Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable Issuing Bank to permit the extension of such Letter of Credit at any time to an expiration date not later than the date permitted pursuant to Section 2.6(d). Any request to extend the then-current expiration date of a Letter of Credit that is not an Evergreen Letter of Credit shall be made by the Borrower within forty-five (45) days before the then-current expiration date of such Letter of Credit. Notwithstanding the foregoing, no Issuing Bank shall: (A) permit any extension of a Letter of Credit if, on or before the day that is (1) in the case of an Evergreen Letter of Credit, seven (7) Business Days before the Non-Extension Notice Date or (2) in all other cases, thirty (30) Business Days before the then-current expiration date for such Letter of Credit, such Issuing Bank has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (B) be obligated to permit any extension if (1) such Issuing Bank has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its extended form under the terms hereof or (2) on or before the day that is (I) in the case of an Evergreen Letter of Credit, seven (7) Business Days before the Non- Extension Notice Date or (II) in all other cases, thirty (30) Business Days before the then-current expiration date for such Letter of Credit, such Issuing Bank has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) from the Administrative Agent, any Lender or the Borrower that such Issuing Bank should not permit such extension because the conditions in Section 5.2 are not then satisfied. (iii) If the Borrower desires to request an increase, decrease or other Modification to a Letter of Credit (other than requests to extend the then-current expiration date), the Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank and the Administrative Agent) to the applicable Issuing Bank and to the Administrative Agent (reasonably in advance of the requested date of such Modification) a notice requesting the Modification of such Letter of Credit and specifying the requested date of

36 such Modification (which shall be a Business Day), the purpose and nature of the requested Modification, and such other information as is necessary (in the reasonable discretion of such Issuing Bank) to amend such Letter of Credit. If requested by the applicable Issuing Bank, the Borrower also shall submit a letter of credit amendment application on such Issuing Bank’s standard form and execute and deliver such other agreements, instruments and documents relating to such Modification as may be requested by such Issuing Bank. (iv) If (A) any letter of credit has been previously issued by an Issuing Bank, (B) such letter of credit satisfies all of the requirements of a Letter of Credit set forth in this Section 2.6, (C) both before and after giving effect to the inclusion of such letter of credit as a Letter of Credit, the conditions in Section 2.6(c) and Section 5.2 are satisfied, and (D) the Borrower wishes for such letter of credit to become a Letter of Credit subject to the terms and conditions of this Agreement, the Borrower shall give notice of the foregoing to the applicable Issuing Bank and request that such Issuing Bank consent to treat such letter of credit as a Letter of Credit. Upon receiving such consent in writing, the Borrower shall promptly submit a copy of such notice and consent to the Administrative Agent. Upon the receipt by the Administrative Agent of a copy of such request bearing such consent, such letter of credit shall be (from the date of such receipt) deemed a Letter of Credit for all purposes of this Agreement and the other Loan Documents and considered issued hereunder pursuant to the terms hereof. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Restatement Effective Date shall be subject to and governed by the terms and conditions hereof. (c) Limitations on Amounts, Issuance and Modifications. (i) A Letter of Credit shall be issued, extended or otherwise Modified, and an existing letter of credit shall be deemed a Letter of Credit pursuant to Section 2.6(b)(iv), only if (and upon the effectiveness of such transaction, the Borrower shall be deemed to represent and warrant that), after giving effect to such transaction, (A) the sum of (1) the aggregate amount of the outstanding Letters of Credit issued by any Issuing Bank plus (2) the aggregate amount of all L/C Disbursements made by such Issuing Bank that have not yet been reimbursed by or on behalf of the Borrower does not exceed such Issuing Bank’s Issuing Bank Sublimit, (B) the aggregate L/C Obligations do not exceed the L/C Sublimit, (C) the Revolving Exposure of any Lender does not exceed its Commitment, and (D) the Aggregate Outstanding Credit Exposure does not exceed the Aggregate Commitment. The Borrower may, at any time and from time to time, increase or reduce the Issuing Bank Sublimit of any Issuing Bank with the consent of such Issuing Bank and the Administrative Agent; provided that the Borrower shall not reduce the Issuing Bank Sublimit of any Issuing Bank if such reduction would cause any of the conditions set forth in clauses (A) through (D) above to not be satisfied. (ii) An Issuing Bank shall not be under any obligation to issue or otherwise Modify any Letter of Credit if: (A) (1) any order, judgment or decree of any Governmental Authority or arbitrator by its terms purports to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or requests that such Issuing Bank refrain from issuing such Letter of Credit, (2) any Law applicable to such Issuing Bank prohibits the issuance of letters of credit generally or such Letter of Credit in particular, or (3) any such order, judgment, decree, or Law imposes upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on date

37 such Issuing Bank became an Issuing Bank, or imposes upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the date such Issuing Bank became an Issuing Bank; (B) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally; or (C) except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial amount less than $500,000. (iii) An Issuing Bank shall be under no obligation to issue any amendment to, or otherwise Modify, any Letter of Credit if such Issuing Bank would have no obligation at such time to issue the Letter of Credit in its amended or modified form under the terms hereof. (d) Expiration Date. Each Letter of Credit shall have a stated expiration date no later than the earlier of (i) one year after the date of the issuance of such Letter of Credit (or, for any Letter of Credit that has been extended, whether automatically or by amendment, one year after the then-current expiration date of such Letter of Credit), unless otherwise agreed by the Administrative Agent and the applicable Issuing Bank, and (ii) five (5) Business Days before the Maturity Date; provided that the expiry date of a Letter of Credit may be up to one year later than the fifth (5th) Business Day before the Maturity Date if the Borrower has posted on or before the fifth (5th) Business Day before the Maturity Date Cash Collateral in the L/C Collateral Account on terms satisfactory to the Administrative Agent in an amount equal to 105% of the L/C Obligations with respect to such Letter of Credit. (e) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the term thereof or any other Modification thereto) in accordance with the terms hereof, and without any further action on the part of the applicable Issuing Bank, the Administrative Agent, or the Lenders, such Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender’s obligation to acquire participations pursuant to this paragraph is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any extension or other Modification of any Letter of Credit in accordance with the terms hereof, any Default or Event of Default, or any reduction or termination of the Commitments. In consideration and in furtherance of the foregoing, each Lender hereby absolutely, unconditionally and irrevocably agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank in the manner provided in Section 4.4 (and the Administrative Agent shall pay to such Issuing Bank promptly upon receipt), such Lender’s Commitment Percentage of each L/C Disbursement made by such Issuing Bank promptly upon the request of such Issuing Bank at any time from the time of such L/C Disbursement until such L/C Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason, including after the Maturity Date. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to Section 2.6(f), the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that any Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, to such Lenders. Any payment made by a Lender pursuant to this paragraph is not a Loan and shall not relieve the Borrower of its obligation to reimburse such L/C Disbursement. Each Lender’s participation in each Letter of Credit will be adjusted to reflect such Lender’s Commitment Percentage as in effect from time to time. (f) Reimbursement. If an Issuing Bank makes any L/C Disbursement, the Borrower shall reimburse such Issuing Bank by paying to the Administrative Agent an amount equal to such L/C Disbursement not later than 12:00 noon (New York City time) on (i) the Business Day of the notice from

38 the Issuing Bank described in Section 2.6(h), if such notice is given before 10:00 a.m. (New York City time), or (ii) the Business Day immediately following the date of such notice, if such notice is given at or after 10:00 a.m. (New York City time). If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable L/C Disbursement, the payment then due from the Borrower in respect thereof, and such Lender’s Commitment Percentage thereof. Subject to the terms and conditions of this Agreement, including without limitation Section 5.2, the Borrower may request a Borrowing to satisfy any Reimbursement Obligation. (g) Obligations Absolute. (i) The Borrower’s obligation to reimburse L/C Disbursements as provided in Section 2.6(f) is absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (1) any lack of validity or enforceability of this Agreement or any Letter of Credit, or any term or provision herein or therein, (2) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement in such draft or other document being untrue or inaccurate in any respect, (3) payment by any Issuing Bank against presentation of a draft or other document that does not comply with the terms of the relevant Letter of Credit, or (4) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.6(g), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders, any Issuing Bank, and any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the applicable Issuing Bank or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, document, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation, or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse an Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by Applicable Law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. In the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as determined by a final, non-appealable judgment from a court of competent jurisdiction), an Issuing Bank shall be deemed to have exercised care in each such determination. Without limitation of the foregoing, each Issuing Bank may: (A) replace a purportedly lost, stolen, or destroyed original Letter of Credit or amendment thereto with a replacement marked as such or waive a requirement for its presentation; (B) accept documents that appear on their face to be in substantial compliance with a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and make payment upon presentation of documents that appear on their face to be in substantial compliance with such Letter of Credit (even if not in strict compliance with such Letter of Credit) and without regard to any non- documentary condition in such Letter of Credit; and

39 (C) in its sole discretion decline to accept documents presented under a Letter of Credit and to make such payment if such documents are not in strict compliance with such Letter of Credit. (ii) This Section 2.6(g) shall establish the standard of care to be exercised by an Issuing Bank when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable Law, any standard of care stricter than the foregoing). Without limiting the foregoing, none of the Administrative Agent, the Lenders, the Issuing Banks, and their respective Related Parties shall have any liability or responsibility by reason of (x) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or any other Person, (y) an Issuing Bank declining to take up documents and make payment (A) against documents that are fraudulent or forged or for other reasons by which the applicable Issuing Bank is entitled not to honor a Letter of Credit or (B) following the Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents, or (z) an Issuing Bank retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to such Issuing Bank. No Issuing Bank shall be responsible to the Borrower for, and no Issuing Bank’s rights and remedies against the Borrower shall be impaired by, any action or inaction of such Issuing Bank required or permitted under any Law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including (I) the Laws or any order of a jurisdiction where such Issuing Bank or the beneficiary is located or (II) the practice stated in the ISP or in the decisions, opinions, practice statements, or official commentary of the International Chamber of Commerce Banking Commission, the Bankers Association for Finance and Trade (BAFT), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such Laws or practice rules. (iii) Each Issuing Bank shall have all of the benefits and immunities (but not the obligations) provided to the Administrative Agent in Article X with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and L/C Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article X included such Issuing Bank with respect to such acts or omissions. (h) Disbursement Procedures. The Issuing Bank for any Letter of Credit shall, within the time allowed by applicable Laws or the Letter of Credit, examine all documents purporting to represent a demand for payment under such Letter of Credit. If such Issuing Bank has made or will make an L/C Disbursement in respect of such Letter of Credit, such Issuing Bank shall promptly after such examination notify the Administrative Agent and the Borrower of such L/C Disbursement. Such notice need not be given prior to payment by the Issuing Bank, and any failure or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to such L/C Disbursement. (i) Interim Interest. If any Issuing Bank makes any L/C Disbursement, then, unless the Borrower reimburses such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to Base Rate Loans. Interest accrued pursuant to this paragraph shall be for the account of such Issuing Bank, or, to the extent attributable to any payments made by Lenders pursuant to Section 2.6(e), to such Lenders. (j) Replacement or Resignation of an Issuing Bank.

40 (i) Any Issuing Bank may be replaced at any time by written agreement between the Borrower, the Administrative Agent, the replaced Issuing Bank, and the successor issuing bank. The Administrative Agent shall notify the Lenders of any replacement of an Issuing Bank. At the time any such replacement becomes effective, the Borrower shall pay all unpaid fees accrued pursuant to Section 2.5(b) and (c) for the account of the replaced Issuing Bank. From and after the effective date of any such replacement, the successor issuing bank shall have all the rights and obligations of an Issuing Bank. After the replacement of an Issuing Bank, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank with respect to Letters of Credit issued by it prior to such replacement, but shall not be required or permitted to issue additional Letters of Credit or to extend or otherwise amend any then- existing Letter of Credit. (ii) Any Issuing Bank may resign at any time by giving thirty (30) days’ prior notice to the Administrative Agent, the Lenders, and the Borrower. After the resignation of an Issuing Bank, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank with respect to Letters of Credit issued by it prior to such resignation, but shall not be required or permitted to issue additional Letters of Credit or to extend or otherwise amend any then-existing Letter of Credit. (k) Cash Collateralization. The Borrower shall, upon the request of the Administrative Agent or the Required Lenders and until the later of the Maturity Date and the date on which no L/C Obligations are outstanding, maintain a special collateral account pursuant to arrangements satisfactory to the Administrative Agent (the “L/C Collateral Account”), in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and the Issuing Banks, a security interest in all of the Borrower’s right, title and interest in and to all funds from time to time on deposit in the L/C Collateral Account to secure the prompt and complete payment and performance of the Obligations. Nothing in this Section 2.6(k) either obligates the Administrative Agent to require the Borrower to deposit any funds in the L/C Collateral Account or limits the right of the Administrative Agent to release any funds held in the L/C Collateral Account, in each case other than as required by Section 4.13(d) or Section 9.2. (l) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated as a primary obligor to reimburse the applicable Issuing Bank for all drawings under such Letter of Credit and irrevocably waives any defenses that might otherwise be available to it as a guarantor or surety of obligations of such Subsidiary. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. To the extent that any Letter of Credit is issued for the account of any Subsidiary that is not a guarantor, the Borrower agrees that (i) such Subsidiary has no rights against any Issuing Bank, the Administrative Agent, or any Lender, (ii) the Borrower is responsible for the obligations in respect of such Letter of Credit under the Loan Documents and any relevant application or reimbursement agreement, (iii) the Borrower has sole right to give instructions and make agreements with respect to the Letter of Credit and the disposition of documents related thereto, and (iv) the Borrower has all powers and rights in respect of any security arising in connection with the Letter of Credit and the transaction related thereto. The Borrower shall, at the request of the relevant Issuing Bank, cause such Subsidiary to execute and deliver an agreement confirming the immediately preceding sentence and acknowledging that such Subsidiary is bound thereby.

41 Section 2.7 Extension of Maturity Date. (a) Request for Extension. The Borrower may, by notice (each, an “Extension Notice”) to the Administrative Agent (who shall promptly notify the Lenders) not less than sixty (60) days prior to the then effective Maturity Date (the “Extension Date”), request that each Lender extend such Lender’s Commitment for an additional one (1) year. The Maturity Date may be extended no more than two (2) times pursuant to this Section 2.7 and, as of any date of determination, whether such determination is made before or after giving effect to any extension of the Maturity Date pursuant to this Section 2.7, the Commitments shall have a term of not more than five (5) years. (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date set forth in the applicable Extension Notice (which shall be at least ten (10) Business Days before the Extension Date) (the “Notice Date”), advise the Administrative Agent whether such Lender agrees to such extension. Each Lender that determines not to so extend its Maturity Date (a “Non-Extending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date), and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. (c) Notification by Administrative Agent. The Administrative Agent shall promptly notify the Borrower of each Lender’s determination under this Section 2.7. (d) Additional Commitment Lenders. The Borrower shall have the right on or before the Extension Date to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 11.8, each of which Additional Commitment Lenders shall have entered into an Assignment and Assumption pursuant to which such Additional Commitment Lender shall, effective as of the Extension Date, undertake a Commitment or increase its existing Commitment, as applicable. (e) Minimum Extension Requirement. If (and only if) the total of the Commitments of the Lenders that have agreed so to extend their Maturity Dates and the additional Commitments of the Additional Commitment Lenders is more than 50% of the aggregate amount of the Commitments in effect immediately before the Extension Date, then, effective as of the Extension Date, the Maturity Date of each extending Lender and of each Additional Commitment Lender shall be extended to the date specified in the Extension Notice, and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement. (f) Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Maturity Date pursuant to this Section 2.7 shall not be effective with respect to any Lender unless: (i) no Default or Event of Default has occurred and is continuing on the Extension Date and after giving effect thereto; (ii) the representations and warranties in this Agreement are true and correct on and as of the Extension Date and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and (iii) on or before the Extension Date, (A) the Borrower has paid in full the principal of and interest on all of the Revolving Loans made by each Non-Extending

42 Lender and (B) the Borrower has paid in full all other amounts owing to such Non- Extending Lender hereunder. (g) Amendment; Sharing of Payments. In connection with any extension of the Maturity Date, the Borrower, the Administrative Agent and each extending Lender may make such amendments to this Agreement as the Administrative Agent determines to be reasonably necessary to evidence the extension. This Section 2.7 shall supersede Section 4.6 and Section 11.2. Section 2.8 Incremental Commitments. (a) Request for Increase. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders), request an increase in the Commitments (each such increase, an “Incremental Commitment”) in an aggregate amount (for all such requests) not exceeding $50,000,000; provided that (i) any such request shall be in a minimum amount of the lesser of (x) $5,000,000 (or such lesser amount as may be approved by the Administrative Agent) and (y) the entire remaining amount of increases available under this Section 2.8 and (ii) the Borrower shall make no more than a total of five (5) requests for Incremental Commitments. (b) Incremental Lenders. An Incremental Commitment may be provided by any existing Lender or other Person that is an Eligible Assignee (each such existing Lender or other Person that agrees to provide an Incremental Commitment, an “Incremental Lender”); provided that each Incremental Lender shall be subject to the consent (in each case, not to be unreasonably withheld or delayed) of the Administrative Agent, each Issuing Bank and the Swingline Lender. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to agree to provide an Incremental Commitment pursuant to this Section 2.8, and any election to do so shall be in the sole discretion of such Lender. (c) Incremental Effective Date. The Administrative Agent and the Borrower shall determine the effective date for each Incremental Commitment pursuant to this Section 2.8 (an “Incremental Effective Date”) and, if applicable, the final allocation of such Incremental Commitment among the Persons providing it, which date shall be a Business Day at least ten (10) Business Days after delivery of the request pursuant to Section 2.8(a) (unless otherwise approved by the Administrative Agent) and at least thirty (30) days before the Maturity Date. (d) Conditions to Effectiveness. Notwithstanding the foregoing, no Incremental Commitments shall be effective with respect to any Incremental Lender unless: (i) no Default or Event of Default has occurred and is continuing on the Incremental Effective Date and after giving effect to such Incremental Commitment; (ii) the representations and warranties in this Agreement are true and correct on and as of the Incremental Effective Date and after giving effect to such increase, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); (iii) the Administrative Agent has received the documents required pursuant to Section 2.8(e); and (iv) the Administrative Agent has received such legal opinions and other documents reasonably requested by the Administrative Agent in connection therewith. (e) Terms of Incremental Commitments.

43 (i) Joinder. The Borrower, the applicable Incremental Lender(s) and the Administrative Agent (but no other Lenders or Persons) shall enter into one or more joinder agreements, each in form and substance satisfactory to the Borrower and the Administrative Agent, pursuant to which the applicable Incremental Lender(s) will provide the Incremental Commitment(s). Effective as of the applicable Incremental Effective Date, subject to the terms and conditions set forth in this Section 2.8, each Incremental Commitment shall be a Commitment (and not a separate facility hereunder), each Incremental Lender providing such Incremental Commitment shall be, and have all the rights of, a Lender, and the Revolving Loans made by it on such Incremental Commitment Effective Date pursuant to Section 2.8(e)(ii) shall be Revolving Loans, for all purposes of this Agreement. For the avoidance of doubt, except as otherwise expressly set forth herein, all terms and conditions applicable to the Incremental Commitment shall be identical to the terms and conditions applicable to the existing Commitments. (ii) Adjustments to Revolving Outstandings. Upon the Incremental Effective Date for each Incremental Commitment, (i) if there are Revolving Loans then outstanding, the Borrower shall prepay such Revolving Loans (and pay any additional amounts required pursuant to Section 4.9 in connection therewith), and borrow Revolving Loans from the Incremental Lender(s), so that, after giving effect to such prepayments and borrowings, all Revolving Loans will be held ratably by the Lenders (including the Incremental Lender(s)) in accordance with their respective Commitments after giving effect to the applicable Incremental Commitment(s) and (ii) if there are Swingline Loans or Letters of Credit then outstanding, the participations of the Lenders in such Swingline Loans or Letters of Credit, as the case may be, will be automatically adjusted to reflect the Commitment Percentages of all the Lenders (including each Lender providing such Incremental Commitment) after giving effect to the applicable Incremental Commitment(s). (f) This Section 2.8 supersedes any provision in Section 4.6 and Section 11.2 to the contrary. ARTICLE III [RESERVED] ARTICLE IV GENERAL LOAN PROVISIONS Section 4.1 Interest. (a) Interest Rate Options. Subject to the provisions of this Section, at the election of the Borrower, Loans shall bear interest at (i) the Base Rate or (ii) the Term SOFR Rate (provided that the Term SOFR Rate shall not be available until three (3) Business Days after the Restatement Effective Date unless the applicable Notice of Borrowing includes an agreement by the Borrower to indemnify the Lenders in the manner set forth in Section 4.9 of this Agreement). The Borrower shall select the rate of interest and Interest Period if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 4.2. Each Swingline Loan shall bear interest on the outstanding principal amount thereof, for each day from the day such Swingline Loan is made to the date it is paid, at a rate per annum equal to, at the Borrower’s option, the Base Rate for such day or the Daily Term SOFR Rate.

44 (b) Default Rate. Subject to Section 11.2(c), (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 9.1(a), (b), (g) or (h), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders) and upon notice to the Borrower, upon the occurrence and during the continuance of any other Event of Default (A) the Borrower shall no longer have the option to request or continue Term SOFR Loans or convert Base Rate Loans into Term SOFR Loans, (B) all outstanding Term SOFR Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Term SOFR Loans until the end of the applicable Interest Period, (C) the L/C Fee shall be increased by 2.00% per annum and (D) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans. Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law. (c) Interest Payment and Computation. Interest on each Base Rate Loan and each Swingline Loan shall be due and payable in arrears on each Payment Date (commencing December 31, 2025), on the date of prepayment of such loan (whether or not as a result of acceleration) on the amount prepaid, and on the Maturity Date. Interest on each Term SOFR Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period, on the date of prepayment of such Loan (whether or not as a result of acceleration) on the amount prepaid, and on the Maturity Date. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year). (d) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law. Section 4.2 Notice and Manner of Conversion or Continuation of Loans. The Borrower shall have the option to (a) provided that no Event of Default has occurred and is then continuing, convert at any time following the third (3rd) Business Day after the Restatement Effective Date (or earlier if acceptable to the Administrative Agent) all or any portion of any outstanding Base Rate Loans in a principal amount equal to $1,000,000 or any whole multiple of $100,000 in excess thereof into one or more Term SOFR Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding Term SOFR Loans in a principal amount equal to $250,000 or a whole multiple of $50,000 in excess thereof into Base Rate Loans or (ii) provided that no Event of Default has occurred and is then continuing, continue such Term SOFR Loans as Term SOFR Loans. Whenever the Borrower desires to convert or continue Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit D (a “Notice of Conversion/Continuation”) not later than 12:00 p.m. on the day on which a proposed conversion or continuation of such Loan is to be effective (with respect to a

45 continuation of, or conversion to, Base Rate Loans) and 12:00 p.m. three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective (with respect to a continuation of, or conversion to, Term SOFR Loans) specifying (A) the Loans to be converted or continued, and, in the case of any Term SOFR Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued Term SOFR Loan. If the Borrower fails to give a timely Notice of Conversion/Continuation prior to the end of the Interest Period for any Term SOFR Loan, then the applicable Term SOFR Loan shall be converted to a Base Rate Loan. Any such automatic conversion to a Base Rate Loan shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loan. If the Borrower requests a conversion to, or continuation of, a Term SOFR Loan, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation. Section 4.3 Fees. The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing by the Borrower in the amounts and at the times so specified. Section 4.4 Manner of Payment. Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts payable to the Lenders under this Agreement shall be made not later than 2:00 p.m. on the date specified for payment under this Agreement (unless such obligation to make such payment did not arise until after 12:00 p.m. on such date, in which case such payment shall be required to be made by 2:00 p.m. on the immediately succeeding Business Day) to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time on such day shall be deemed a payment on such date for the purposes of Section 9.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Upon receipt by the Administrative Agent of each such payment (except (i) with respect to repayments of Swingline Loans, (ii) in the case of Reimbursement Obligations for which the Issuing Banks have not been fully indemnified, or (iii) as otherwise specifically required hereunder), the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its Commitment Percentage in respect of the Credit Facility (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 4.8, 4.10, 4.11 or 11.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by the Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 4.13(a)(ii). Each reference to the Administrative Agent in this Section 4.4 shall also be deemed to refer, and shall apply equally to the Issuing Banks, in the case of payments to be made by the Borrower to the Issuing Banks pursuant to Section 2.6(f). Section 4.5 Evidence of Indebtedness. The Extensions of Credit made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders to the Borrower and its Subsidiaries and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower

46 hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note which shall evidence such Lender’s Loans, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. Section 4.6 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in Letters of Credit or Swingline Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans or participations in Letters of Credit or Swingline Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 4.8, 4.10, 4.11 or 11.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and participations in Letters of Credit or Swingline Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in Letters of Credit or Swingline Loans and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.6(k) or (C) any payment obtained by a Lender as consideration for the assignment of, or sale of, a participation in any of its Loans or participations in Letters of Credit or Swingline Loans to any assignee or participant, other than to the Borrower or any of its Subsidiaries or Affiliates (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. Section 4.7 Administrative Agent’s Clawback. (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of Base Rate Loans, not later than 12:00 noon on the date of any proposed borrowing and (ii) otherwise, prior to the proposed date of any borrowing, that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.2(b), and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest

47 thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the daily average Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, the Issuing Banks or the Swingline Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the Issuing Banks and the Swingline Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, the Issuing Banks and the Swingline Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, Issuing Bank or the Swingline Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (c) Nature of Obligations of Lenders. The obligations of the Lenders under this Agreement to make the Loans, to issue or participate in Letters of Credit and to make payments under this Section, Section 4.11(e), Section 11.3(c) or Section 11.7, as applicable, are several and are not joint or joint and several. The failure of any Lender to make available its Commitment Percentage of any Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date. Section 4.8 Changed Circumstances. (a) Circumstances Affecting Term SOFR Borrowings and Daily Term SOFR Loans. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, but subject to Section 4.8(b), if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Required Lenders notify the Administrative Agent that the Required Lenders have determined, that: (i) for any reason in connection with any request for a Term SOFR Borrowing or a Daily Term SOFR Loan or a conversion or continuation thereof that the Term SOFR Rate for any requested Interest Period with respect to a proposed Term SOFR Borrowing or a Daily Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of the funding such Loans, or (ii) the interest rate applicable to Term SOFR Borrowings or a Daily Term SOFR Loan for any requested Interest Period is not ascertainable or available (including, without limitation, because the Screen (or on any successor or substitute page on such screen) is unavailable) and such inability to ascertain or unavailability is not expected to be permanent,

48 then the Administrative Agent shall suspend the availability of Term SOFR Borrowings and Daily Term SOFR Loans and require any affected Term SOFR Borrowings and Daily Term SOFR Loans to be repaid or converted to Base Rate Borrowings at the end of the applicable Interest Period. (b) Benchmark Replacement. (i) Benchmark Transition Event. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then- current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided by the Administrative Agent to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.8(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.8(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate, Term SOFR or the Daily Term SOFR Base Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable

49 discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove any tenor of such Benchmark that is unavailable or non-representative for any Benchmark settings and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon notice to the Borrower by the Administrative Agent in accordance with Section 11.1 of the commencement of a Benchmark Unavailability Period and until a Benchmark Replacement is determined in accordance with this Section 4.8(b), the Borrower may revoke any request for a Term SOFR Borrowing or Daily Term SOFR Loan, or any request for the conversion or continuation of a Term SOFR Borrowing or Daily Term SOFR Loan to be made, converted or continued during any Benchmark Unavailability Period at the end of the applicable Interest Period, and, failing that, the Borrower will be deemed to have converted any such request at the end of the applicable Interest Period into a request for a Base Rate Borrowing or conversion to a Base Rate Borrowing. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. Section 4.9 Indemnity. If (a) any payment of a Term SOFR Borrowing occurs on a date that is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise; (b) a Term SOFR Borrowing is not made on the date specified by the Borrower for any reason other than default by the Lenders; (c) a Term SOFR Borrowing is converted other than on the last day of the Interest Period applicable thereto; (d) the Borrower fails to borrow, convert, continue or prepay a Term SOFR Borrowing on the date specified in any notice delivered pursuant hereto; or (e) a Term SOFR Borrowing is assigned other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 4.12(b); then the Borrower shall indemnify each Lender for such Lender’s costs, expenses and Interest Differential (as determined by such Lender) incurred as a result of such prepayment. The term “Interest Differential” means the greater of zero and the financial loss incurred by the Lender resulting from prepayment, calculated as the difference between the amount of interest such Lender would have earned (from like investments as of the first day of the Interest Period) had prepayment not occurred and the interest such Lender will actually earn (from like investments as of the date of prepayment) as a result of the redeployment of funds from the prepayment. Because of the short-term duration of any Interest Period, the Borrower agrees that the Interest Differential shall not be discounted to its present value.

50 The Borrower hereby acknowledges that the Borrower shall be required to pay Interest Differential with respect to any portion of the principal balance accelerated or paid before the end of the Interest Period for such Term SOFR Borrowing, whether voluntarily, involuntarily, or otherwise, including without limitation any principal payment required upon maturity when the Borrower has elected an Interest Period that extends beyond the scheduled maturity date of such Loan and any principal payment required following default, demand for payment, acceleration, collection proceedings, foreclosure, sale or other disposition of collateral, bankruptcy or other insolvency proceedings, eminent domain, condemnation, application of insurance proceeds, or otherwise. Such Interest Differential shall at all times be an Obligation as well as an undertaking by the Borrower to the Lenders whether arising out of a voluntary or mandatory prepayment. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 4.9 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. Section 4.10 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender or any Issuing Bank; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Bank or any applicable interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Recipient hereunder (whether of principal, interest or any other amount), then, upon written request of such Recipient, the Borrower shall promptly pay to such Recipient such additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or Issuing Bank determines that any Change in Law affecting such Lender or Issuing Bank or any Lending Office of such Lender or such Lender’s or Issuing Bank’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by any Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then from time to time, upon written

51 request of such Lender or Issuing Bank, the Borrower shall promptly pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Recipient’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than three (3) months prior to the date that such Recipient, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the three-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) Survival. All of the obligations of the Borrower under this Section 4.10 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 4.11 Taxes. (a) Defined Terms. For purposes of this Section 4.11, the term “Lender” includes any Issuing Bank and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within ten (10) Business Days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified

52 Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.8(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority pursuant to this Section 4.11, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Each Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, each Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 4.11(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) Any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), duly completed, valid and executed copies of IRS Form W-9 (or any

53 successor form) certifying that such Lender is exempt from United States federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, duly completed, valid and executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor thereto) establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, duly completed, valid and executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor thereto) establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) duly completed, valid and executed copies of IRS Form W-8ECI (or any successor thereto) certifying that the payments received by such Lender are effectively connected with such Lender’s conduct of a trade or business in the United States; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) duly completed, valid and executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor thereto); or (4) to the extent a Foreign Lender is not the beneficial owner, duly completed, valid and executed copies of IRS Form W-8IMY (or any successor thereto), accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; (C) each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on

54 which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, valid and executed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.11 (including by the payment of additional amounts pursuant to this Section 4.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

55 (i) Survival. Each party’s obligations under this Section 4.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 4.12 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 4.10, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.11, then such Lender shall, at the request of the Borrower, use reasonable efforts to designate a different Lending Office for funding or booking its Loans and its participations in Letters of Credit or Swingline Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.10 or Section 4.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 4.10, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.11, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 4.12(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, (and in the case of a Defaulting Lender, the Administrative Agent may) upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.8), all of its interests, rights (other than its existing rights to payments pursuant to Section 4.10 or Section 4.11) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.8; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in L/C Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 4.8) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 4.10 or payments required to be made pursuant to Section 4.11, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

56 A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Solely for purposes of effecting any assignment involving a Defaulting Lender under this Section 4.12 and to the extent permitted under Applicable Law, each Lender hereby designates and appoints the Administrative Agent as true and lawful agent and attorney-in-fact, with full power and authority, for and on behalf of and in the name of such Lender to execute, acknowledge and deliver the Assignment and Assumption required hereunder if such Lender is a Defaulting Lender and such Lender shall be bound thereby as fully and effectively as if such Lender had personally executed, acknowledged and delivered the same. Notwithstanding anything in this Section 4.12 to the contrary, (x) any Lender that acts as an Issuing Bank may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to such Issuing Bank or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such Issuing Bank) have been made with respect to such outstanding Letter of Credit and (y) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 10.6. (c) Selection of Lending Office. Subject to Section 4.12(a), each Lender may make any Loan and may book its participations in L/C Obligations, and each Issuing Bank may book its Letters of Credit, through any Lending Office, provided that the exercise of this option shall not affect the obligations of the Borrower to repay the Loan, its L/C Obligations or any other Obligations in accordance with the terms of this Agreement or otherwise alter the rights of the parties hereto. Section 4.13 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 11.2. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks and Swingline Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the Issuing Banks and the Swingline Lender with respect to such Defaulting Lender in accordance with Section 2.6(k); fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account (including the L/C Collateral Account) and released pro rata to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and (B) Cash Collateralize the Issuing Banks’ future Fronting

57 Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.6(k); sixth, to the payment of any amounts owing to the Lenders or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; eighth, if so determined by the Administrative Agent, distributed to the Lenders other than the Defaulting Lender until the ratio of the Revolving Exposures of such Lenders to the Aggregate Outstanding Credit Exposure equals such ratio immediately prior to the Defaulting Lender’s failure to fund any portion of any Loans or participations in Letters of Credit or Swingline Loans; and ninth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit issuances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Extensions of Credit of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Extensions of Credit of such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to Section 4.13(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 4.13(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) Each Defaulting Lender shall be entitled to receive a facility fee for any period during which that Lender is a Defaulting Lender only to the extent allocable to the sum of (1) the outstanding principal amount of Revolving Loans funded by such Lender and (2) such Lender’s ratable share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 4.13(d). (B) Each Defaulting Lender shall be entitled to receive L/C Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its ratable share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.6(k). (C) With respect to any facility fee or L/C Fee not required to be paid to any Defaulting Lender pursuant to Section 4.13(a)(iii)(A) or (B), the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to Section 4.13(a)(iv), (2) pay to each Issuing Bank and the Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s or the Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee.

58 (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Commitment Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in Section 4.13(a)(iv) cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize the Issuing Banks’ Fronting Exposure in accordance with the procedures set forth in Section 4.13(d). (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and the Issuing Banks agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments under the Credit Facility, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (d) Cash Collateral. At any time that there exists a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent, an Issuing Bank (with a copy to the Administrative Agent) or the Swingline Lender (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the Fronting Exposure of such Issuing Bank and/or the Swingline Lender with respect to such Defaulting Lender (determined after giving effect to Section 4.13(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (i) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Banks and the Swingline Lender, and agrees to maintain, a first-priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans, to be applied pursuant to Section 4.13(d)(ii). If at any time the Administrative Agent determines that Cash Collateral is

59 subject to any right or claim of any Person other than the Administrative Agent, each Issuing Bank or the Swingline Lender as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower shall, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (ii) Application. Notwithstanding anything to the contrary in this Agreement, Cash Collateral provided under this Section 4.13 in respect of Letters of Credit and Swingline Loans shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, before any other application of such Cash Collateral otherwise provided for herein. (iii) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of any Issuing Bank and/or the Swingline Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 4.13(d) following (A) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (B) the determination by the Administrative Agent, each Issuing Bank and the Swingline Lender that there exists excess Cash Collateral; provided that subject to this Section 4.13 the Person providing Cash Collateral, the Issuing Banks and the Swingline Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. Section 4.14 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, or fund Loans whose interest is determined by reference to the Term SOFR Rate, or to determine or charge interest rates based upon the Term SOFR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in any applicable interbank market, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Term SOFR Borrowings or to convert Base Rate Borrowings to Term SOFR Borrowings shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Borrowings the interest rate on which is determined by reference to the Term SOFR Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert each Term SOFR Loan of such Lender to a Base Rate Loan (the interest rate on which Base Rate Loan shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender can lawfully continue to maintain such Term SOFR Loan to such day, or immediately, if such Lender cannot lawfully continue to maintain such Term SOFR Loan, and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Term SOFR Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Term SOFR Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.9.

60 ARTICLE V CONDITIONS TO CLOSING AND BORROWING Section 5.1 Conditions to Closing and Extensions of Credit on the Restatement Effective Date. The obligation of the Lenders and the Issuing Banks to close this Agreement and to make Extensions of Credit on the Restatement Effective Date is subject to the satisfaction of each of the following conditions: (a) Executed Loan Documents. This Agreement and a Note in favor of each Lender (if requested thereby) shall have been executed and delivered to the Administrative Agent by the parties thereto. (b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) Officer’s Certificate. A certificate from a Responsible Officer of the Borrower to the effect that (A) all representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are true, correct and complete; (B) the Borrower is not in violation of any of the covenants contained in this Agreement and the other Loan Documents; (C) after giving effect to the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing; (D) since December 31, 2024, no event has occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect; (E) the Borrower has satisfied each of the conditions set forth in Section 5.1 and Section 5.2; and (F) no action, suit, investigation or proceeding is pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect. (ii) Certificate of Secretary of the Borrower. A certificate of the secretary or an assistant secretary of the Borrower certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation of the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, (B) the bylaws of the Borrower as in effect on the Restatement Effective Date, (C) resolutions duly adopted by the Board of Directors of the Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) the certificate required to be delivered pursuant to Section 5.1(b)(iii). (iii) Certificate of Good Standing. A certificate of the good standing of the Borrower under the laws of its jurisdiction of incorporation, dated not more than ten days prior to the date on which the other conditions in this Section 5.1 are satisfied. (iv) Opinions of Counsel. Opinions of Anthony D. Foti, Chief Legal Officer and Corporate Secretary of the Borrower, and of Cohen Tauber Spievack & Wagner P.C., special counsel to the Borrower, each addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Loan Documents and such other customary matters as the Administrative Agent shall reasonably request (which such opinion shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders). (c) Payment at Closing. The Borrower shall have paid or made arrangements to pay contemporaneously with closing (i) to the Administrative Agent, the Lead Arrangers and the Lenders the

61 fees set forth or referenced in Section 4.3 (which amounts may be offset against the proceeds of the Loans), (ii) to the extent required to be reimbursed pursuant to Section 11.3, all reasonable and documented out-of- pocket fees, charges and disbursements of Sidley Austin LLP as counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced to the Borrower at least two (2) Business Days prior to the Restatement Effective Date and (iii) all accrued and unpaid fees and interest under the Existing Credit Agreement and any other amounts pursuant to Section 1.11. (d) Miscellaneous. (i) Notice of Account Designation. The Administrative Agent shall have received a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on the Restatement Effective Date are to be disbursed. (ii) PATRIOT Act, etc. (A) The Borrower shall have provided to the Administrative Agent and the Lenders, at least five (5) Business Days prior to the Restatement Effective Date, the documentation and other information requested by the Administrative Agent and the Lenders in writing at least ten (10) Business Days prior to the Restatement Effective Date in order to comply with requirements of any Anti-Money Laundering Laws, including the PATRIOT Act and any applicable “know your customer” rules and regulations. (B) The Borrower, to the extent it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, shall have delivered to each Lender requesting the same at least ten (10) Business Days prior to the Restatement Effective Date a Beneficial Ownership Certification in relation to the Borrower, in each case delivered at least five (5) Business Days prior to the Restatement Effective Date. Without limiting the generality of the provisions of Section 10.3(c), for purposes of determining compliance with the conditions specified in this Section 5.1, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Restatement Effective Date specifying its objection thereto. Section 5.2 Conditions to All Extensions of Credit. The obligations of the Lenders and the Issuing Banks to make or participate in any Extensions of Credit is subject to the satisfaction of the following conditions precedent on the applicable Borrowing Date: (a) Continuation of Representations and Warranties. The representations and warranties contained in this Agreement (other than, in the case of any Extension of Credit after the Restatement Effective Date, Section 6.7 and Section 6.9) and the other Loan Documents shall be true and correct on such Borrowing Date before and after giving effect to such Extensions of Credit. (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing on such Borrowing Date or immediately after giving effect to the Extensions of Credit to be made on such Borrowing Date and the proposed use of proceeds thereof.

62 (c) Notices. The Administrative Agent and, if applicable, the Swingline Lender or the applicable Issuing Bank shall have received a Notice of Borrowing or L/C Documents in accordance with the requirements hereof. Each Borrowing Notice or request for issuance of a Letter of Credit constitutes a representation and warranty by the Borrower that the conditions in Section 5.2(a) and (b) have been satisfied. ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE BORROWER To induce the Lenders to enter into this Agreement and to make Extensions of Credit, the Borrower hereby represents and warrants to the Lenders that: Section 6.1 Organization; Power; Qualification. The Borrower (i) is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and (ii) is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified (a) will not permanently preclude the Borrower from maintaining any material action in any such jurisdiction even though such action arose in whole or in part during the period of such failure, and (b) will not result in any other Material Adverse Effect. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. Neither the Borrower nor any Subsidiary thereof is an Affected Financial Institution. Section 6.2 Authorization of Extensions of Credit; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents, and the borrowings hereunder, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders of the Borrower, or any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation (including Regulation T, U or X of the Board) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the articles of incorporation or bylaws of the Borrower, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien or other charge or encumbrance of any nature (other than those in favor of the Administrative Agent to secure one or more of the Obligations) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower. Section 6.3 Legal Agreements. This Agreement and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles. Section 6.4 Subsidiaries. Schedule 6.4 hereto is a complete and correct list of all present Subsidiaries and of the percentage of the ownership of the Borrower or any other Subsidiary in each case as of the date of this Agreement. Except as otherwise indicated in Schedule 6.4, all shares of each Subsidiary owned by the Borrower or by any such other Subsidiary are validly issued and fully paid and nonassessable.

63 Section 6.5 Financial Condition. The Borrower has furnished to the Lenders the Borrower’s (i) audited consolidated financial statement as of December 31, 2024 and (ii) unaudited consolidated financial statement as of September 30, 2025. Such financial statements fairly present the financial condition of the Borrower and its Subsidiaries on the date thereof and the results of their operations and cash flows for the period then ended, and were prepared in accordance with GAAP, except as expressly noted therein. Section 6.6 Adverse Change. There has been no Material Adverse Effect since December 31, 2024. Section 6.7 Litigation. Except as set forth in the Borrower’s Annual Report on Form 10-K for the year ended December 31, 2024, or in any document subsequently filed pursuant to Section 13, 14 or 15(d) of the Exchange Act, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary or the properties of the Borrower or any Subsidiary, before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any Subsidiary, would have a Material Adverse Effect. Section 6.8 Anti-Corruption Laws; Anti-Money Laundering Laws; and Sanctions. (a) None of (i) the Borrower, any Subsidiary or, to the knowledge of the Borrower, any of their respective directors, officers, employees or Affiliates, or (ii) any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Credit Facility, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) has its assets located in a Sanctioned Country, (C) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (D) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (b) The Borrower has implemented and maintains in effect policies and procedures designed to promote compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (c) Each of the Borrower and its Subsidiaries, and to the knowledge of the Borrower, their directors, officers, employees, agents and Affiliates, is in compliance with all Anti-Corruption Laws, Anti- Money Laundering Laws and applicable Sanctions. (d) No proceeds of any Loan have been used, directly or indirectly, by the Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 8.8. Section 6.9 Environmental Matters. The Borrower conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its and its Subsidiaries’ business, operations and properties and, as a result thereof, the Borrower has reasonably concluded that such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, exclusive of Environmental Claims as set forth in the Borrower’s Annual Report on Form 10-K for the year ended December 31, 2024, or in any document subsequently filed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

64 Section 6.10 Margin Regulations; Investment Company Act. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board). No part of the proceeds of any Extensions of Credit will be used directly or indirectly for any purpose that violates, or that would require any Lender to make any filings in accordance with, the provisions of Regulation T, U or X of the Board as now and from time to time hereafter in effect. Neither the Borrower nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act). Section 6.11 Compliance with Law; Governmental Approvals. The Borrower and each of its Subsidiaries (a) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to its knowledge, threatened challenge by direct or collateral proceeding, (b) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties and (c) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law, except, in such instances in which (i) any such requirement is being contested in good faith or the subject of a bona fide dispute or (ii) the failure to so comply, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Section 6.12 Taxes. The Borrower and each of its Subsidiaries has filed all federal and other tax returns and reports required to be filed by it, and has paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon it or its respective properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and except those for which the failure to file or pay would not have a Material Adverse Effect. There is no proposed tax assessment against the Borrower or any of its Subsidiaries that would, if made, have a Material Adverse Effect. Section 6.13 Titles and Liens. To the Borrower’s knowledge, without having undertaken any search of real property records for this purpose, the Borrower and each of its Subsidiaries has good and sufficient title to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, and good title to all other property and assets reflected in the Borrower’s most recent consolidated financial statements provided to the Lenders as owned by the Borrower and its Subsidiaries, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and other than any sold, as permitted by Section 8.4. As of the date of this Agreement, the property of the Borrower and its Subsidiaries is subject to no Liens other than as permitted pursuant to Section 8.1. Section 6.14 Intellectual Property. The Borrower and each of its Subsidiaries owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of its business, without conflict with the rights of any other Person, except to the extent that noncompliance would not have a Material Adverse Effect. To the knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any of its Subsidiaries infringes upon any rights held by any other Person, except to the extent that noncompliance would not have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

65 Section 6.15 Employee Benefit Matters. Each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and published interpretations thereunder, except for any such failure that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Section 6.16 Plan Assets; Prohibited Transactions. None of the Borrower or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of the Loan hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. Section 6.17 Full Disclosure. None of the representations or warranties made by the Borrower in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower in connection with the Loan Documents contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered. As of the date hereof, the information included in any Beneficial Ownership Certification required to be delivered hereunder is true and correct in all respects. It is understood that any financial projections contained in any of the aforementioned materials represent projections based on various assumptions that the Borrower believes in good faith are reasonable in light of the circumstances and that any such projection of future results of operations may or may not occur and no assurance can be given that any such projected results will be achieved. Section 6.18 Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent, any Lender or any Issuing Bank to be in violation of the Outbound Investment Rules or cause the Administrative Agent, any Lender or any Issuing Bank to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. As used in this Section 6.18, “U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States. ARTICLE VII AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated, all Obligations hereunder and under the other Loan Documents have been paid in full, and all Letters of Credit have expired or been canceled (without any pending drawings): Section 7.1 Reporting. The Borrower will deliver to each Lender: (a) As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December 31, 2025, a copy

66 of the Borrower’s Annual Report on Form 10-K in respect of such fiscal year required to be filed by the Borrower with the SEC, together with the Borrower’s audited consolidated balance sheet and related consolidated statements of income, stockholder’s equity and cash flows as of the end of such fiscal year, accompanied by the audit report thereon by independent certified public accountants selected by the Borrower and approved by the Administrative Agent (which reports shall be prepared in accordance with GAAP and shall not be qualified by reason of restricted or limited examination of any material portion of the Borrower’s records and shall contain no disclaimer of opinion or adverse opinion except such as the Administrative Agent in its sole discretion determines to be immaterial). (b) As soon as available and in any event within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, commencing with the fiscal quarter ended March 31, 2026, a copy of the Borrower’s Quarterly Report on Form 10-Q in respect of such quarter required to be filed by the Borrower with the SEC, together with the Borrower’s unaudited consolidated balance sheet and related consolidated statements of income, stockholder’s equity and cash flows as of the end of such fiscal quarter, accompanied by a certificate signed by a Responsible Officer of the Borrower stating that such financial statements present fairly in all material respects the financial condition of the Borrower and its Subsidiaries and that the same have been prepared in accordance with GAAP (except for the absence of footnotes and subject to year-end audit adjustments as to the interim statements). (c) Concurrently with the delivery of any financial statements under paragraph (a) or (b), an Officer’s Compliance Certificate, duly executed by a Responsible Officer of the Borrower. (d) [Reserved]. (e) Promptly upon becoming available, copies of any reports or applications filed by the Borrower with any governmental body if such reports indicate any material change in the business, operations, affairs or condition of the Borrower and its Subsidiaries taken as a whole, or if copies thereof are requested by any Lender. (f) Immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 6.7 or which seek a monetary recovery against the Borrower in excess of $10,000,000. (g) As promptly as practicable (but in any event not later than five (5) Business Days) after an officer of the Borrower obtains knowledge of the occurrence of any Default or Event of Default, notice of such occurrence, together with a detailed statement by a Responsible Officer of the Borrower of the steps being taken by the Borrower to cure the effect of such event. (h) Promptly following the issuance thereof, (i) any unfavorable determination letter from the IRS regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by the Borrower or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA. Promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable Anti-Money Laundering Laws (including any applicable “know your customer” rules and regulations and the PATRIOT Act), or any policy or procedure implemented by any of the Administrative Agent or the Lenders to comply therewith, as from time to time reasonably requested by the Administrative Agent or any Lender.

67 (i) Promptly of any matter that has resulted or would result in a Material Adverse Effect. (j) Such information (in addition to that specified elsewhere in this Section) respecting the financial condition and results of operations of the Borrower as any Lender may from time to time reasonably request. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Lead Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that (w) all such Borrower Materials that are to be made available to the Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Lead Arrangers, the Issuing Banks and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.9); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Lead Arrangers shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any of the Borrower Materials “PUBLIC” and all information shall be deemed to be private unless the Borrower specifies in writing that it is public. Section 7.2 Books and Records; Inspection and Examination. The Borrower will, and will cause each of its Material Subsidiaries to, keep accurate books of record and account for itself in which true and complete entries will be made in accordance with GAAP and, upon request of any Lender, will give any representative of that Lender access to, and permit such representative to examine, copy or make extracts from, any and all books, records and documents in its possession, to inspect any of its properties (subject to reasonable procedures relating to safety and security) and to discuss its affairs, finances and accounts with any of its principal officers, all at such times during normal business hours and as often as any Lender may reasonably request, provided that no Lender shall be entitled to examine, copy or make extracts from, or otherwise obtain information with respect to the Borrower’s or such Material Subsidiary’s records relating to pending or threatened litigation if any such disclosure by the Borrower or such Material Subsidiary would reasonably be expected to give rise to a waiver of any attorney/client privilege of the Borrower or any of its Subsidiaries or Affiliates relating to such information. Section 7.3 Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with the requirements of applicable laws and regulations (including, without limitation, all Environmental Laws, Anti-Corruption Laws and applicable Sanctions), except any law and regulation (i) the compliance with which is contested in good faith or the subject of a bona fide dispute, and (ii) the noncompliance with which would not have a Material Adverse Effect. Section 7.4 Payment of Taxes and Other Claims. The Borrower will, and will cause each of its Subsidiaries to, pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries; provided, that neither the Borrower nor any

68 of its Subsidiaries shall be required to pay any such tax, assessment, charge or claim so long as (x) the amount, applicability or validity of such tax, assessment, charge or claim is being contested in good faith by appropriate proceedings or is the subject of a bona fide dispute, and (y) the Borrower and its Subsidiaries have provided adequate reserves therefor in accordance with GAAP, except (with respect to any of the foregoing) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 7.5 Maintenance of Properties. Subject to transactions permitted by Section 8.4, the Borrower and each of its Subsidiaries shall maintain and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted, except to the extent that noncompliance would not have a Material Adverse Effect. Section 7.6 Insurance. The Borrower shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (including deductibles, co-insurance and self- insurance, if adequate reserves are maintained with respect thereto) as are customarily carried under similar circumstances by such other Persons, except to the extent that noncompliance would not have a Material Adverse Effect, and the Borrower will furnish or cause to be furnished to any Lender upon request full information as to the insurance carried within fifteen (15) Business Days. Section 7.7 Preservation of Corporate Existence. Subject to transactions permitted by Section 8.4 or 8.6, the Borrower and each of its Subsidiaries shall (i) preserve and maintain in full force and effect its existence and good standing under the laws of its state or jurisdiction of incorporation; (ii) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business; and (iii) preserve its business organization and goodwill; and (iv) preserve or renew all of its registered patents, trademarks, trade names and service marks; except, in each case, to the extent that failure to do so does not have a Material Adverse Effect. Section 7.8 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation, Anti- Money Laundering Laws and Sanctions. The Borrower will (a) maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation or maintaining compliance with any Anti-Money Laundering Laws. Section 7.9 Ownership of Material Subsidiaries. The Borrower shall at all times from and after the Restatement Effective Date own, directly or indirectly, free and clear of any Liens, not less than 66 2/3% of the Equity Interests of each Material Subsidiary. Section 7.10 Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Extensions of Credit for capital budget and working capital needs and general corporate

69 purposes, to refinance indebtedness of the Borrower and its Subsidiaries (including CEHI) as of the Restatement Effective Date and for the payment of fees and expenses in connection with this Credit Facility. ARTICLE VIII NEGATIVE COVENANTS Until the Commitments have expired or been terminated, all Obligations hereunder and under the other Loan Documents have been paid in full, and all Letters of Credit have expired or been canceled (without any pending drawings): Section 8.1 Liens. The Borrower will not and will not suffer or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its property, whether now owned or hereafter acquired, except: (a) Liens for taxes, assessments of governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings. (b) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not yet due and payable or remaining payable without penalty or which are being contested in good faith by appropriate proceedings. (c) Liens (other than Liens imposed by ERISA) arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation. (d) Easements, rights-of-way, restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interference with the use thereof in the business of the Borrower or any of its Subsidiaries. (e) Purchase money Liens upon or in any property acquired or held by the Borrower or its Subsidiaries in the ordinary course of business, provided that (i) no such Lien is created later than the ninetieth (90th) day following the acquisition or completion of construction of such property by the Borrower or any Subsidiary, and (ii) no such Lien extends or shall extend to or cover any property of the Borrower or any Subsidiary other than the property then being acquired, fixed improvements then or thereafter erected thereon and improvements and modifications thereto necessary to maintain such properties in working order. (f) Liens incurred or deposits made in the ordinary course of business to secure (or to obtain letters of credit that secure) the performance of bids, trade contracts, tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than capital leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the incurrence of any Obligation. (g) Liens resulting from judgments, unless such judgments are not bonded or otherwise discharged within sixty (60) days; are not stayed pending appeal or otherwise being appropriately contested in good faith; or are not discharged within forty-five (45) days after expiration of any such stay.

70 (h) Liens securing obligations in respect of capital leases on assets subject to such leases, provided that such capital leases are otherwise permitted hereunder. (i) Liens on assets of Persons which become Subsidiaries after the Restatement Effective Date or liens existing on any property acquired by the Borrower or any Subsidiary at the time such property is acquired, provided that (A) such Liens existed at the time the respective Persons became Subsidiaries or at the time such property was acquired, as applicable, and were not created in anticipation thereof and (B) such Liens shall extend solely to the property so acquired and to identifiable proceeds thereof, and shall not attach to any other property of the Borrower or its Subsidiaries. (j) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the Board, and (ii) such deposit account is not intended by the Borrower or any Subsidiary to provide collateral to the depository institution. (k) Liens arising in connection with Securitization Transactions; provided that the amount of all Securitization Obligations shall not at any time exceed $75,000,000. (l) Other Liens securing Indebtedness otherwise permitted herein not exceeding $35,000,000 in the aggregate. (m) Liens on any property of the Borrower or any of its Subsidiaries (other than those described in subsection (e)) securing any indebtedness for borrowed money in existence on the date hereof and listed in Schedule 8.1 hereto. (n) Any Lien renewing, extending or refunding any Lien permitted by clause (e) or (i) of this Section 8.1; provided that (i) the principal amount of the Indebtedness secured by the subject Liens is not increased over the amount of the Indebtedness secured thereby immediately prior to such extension, renewal or refunding, (ii) such Lien is not extended to any other property and (iii) immediately after such extension, renewal or refunding, no Default or Event of Default would exist. Section 8.2 Loans and Investments. The Borrower will not, and will not suffer or permit any of its Subsidiaries to, purchase or hold beneficially any stock or other securities or evidence of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, except: (a) Investments in Cash Equivalents pursuant to and in accordance with the terms of the Borrower’s or the applicable Subsidiary’s then-current investment policy duly adopted by the board of directors of the Borrower or such Subsidiary, as applicable. (b) Investments in the MDU Resources Group, Inc. Benefits Protection Trust in accordance with the Borrower’s and its Subsidiaries’ historical practices. (c) Any existing investment by the Borrower or any Subsidiary in the voting stock, membership interests or other equity interests of any Subsidiary. (d) Advances, loans and other extensions of credit by the Borrower to any of its Wholly- Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries.

71 (e) Equity investments in or capital contributions to any Wholly-Owned Subsidiary by the Borrower or any of its Wholly-Owned Subsidiaries. (f) Consolidations, mergers and acquisitions not prohibited by Section 8.6. (g) Travel, relocation and similar advances made to officers and employees of the Borrower in anticipation of expenses to be incurred by such officers and employees, in each case in the ordinary course of the Borrower’s and its Subsidiaries’ business consistent with the Borrower’s and its Subsidiaries’ past practices. (h) Loans in the form of progress payments, prepaid rent or security deposits. (i) Evidences of indebtedness in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business. (j) Investments made for the purpose of economic development, so long as the aggregate value of the investments permitted by this clause (j) does not exceed $25,000,000. Nothing contained in this Section 8.2 shall prohibit the Borrower or any Subsidiary from incurring Guaranty obligations to the extent permitted by Section 8.9. Section 8.3 Distributions. The Borrower will not make any Distribution at any time following and during the continuance of any Default or Event of Default arising under paragraph (a), (b), (g) or (h) of Section 9.1. Section 8.4 Sale of Assets. The Borrower will not, and will not suffer or permit any of its Subsidiaries to, lease, sell, transfer or otherwise dispose of all, or a substantial portion of, the property, assets or business of the Borrower and its Subsidiaries, taken as a whole (whether in one transaction or in a series of transactions) to any other Person (other than the Borrower or any of its Wholly-Owned Subsidiaries) except for sales of inventory in the ordinary course of business. For purposes of this Section, “substantial portion” means assets (including other Persons) (i) representing more than 20% of the consolidated assets of the Borrower as reflected in the most recent consolidated financial statement of the Borrower referred to in Section 7.1, or (ii) responsible for more than 15% of the consolidated net sales or the consolidated net income of the Borrower as reflected in the financial statement referred to in clause (i) above. Section 8.5 Transactions with Affiliates. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any material transaction or arrangement or series of related transactions or arrangements that in the aggregate would be material with any Affiliate of the Borrower (other than another Wholly-Owned Subsidiary of the Borrower), except (i) transactions upon terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain, taking into account all facts and circumstances, in a comparable arm’s-length transaction with a Person not an Affiliate of the Borrower, (ii) loans and investments in Subsidiaries to the extent not prohibited by Section 8.2, (iii) intercompany cash pooling arrangements consistent with past practices, (iii) Distributions to the extent not prohibited by Section 8.3, and (iv) payments required by regulatory rule or order. Section 8.6 Consolidation and Merger. The Borrower shall not, and shall not suffer or permit any Subsidiary to, merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially off of its assets (whether now owned or hereafter acquired) to or in favor of, any Person, except:

72 (a) any Subsidiary may merge or consolidate with or into (i) the Borrower, provided that the Borrower shall be the continuing or surviving corporation, or (ii) any one or more Subsidiaries; provided that if (A) any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly- Owned Subsidiary shall be the continuing or surviving entity and (B) any transaction shall involve a Material Subsidiary, the Material Subsidiary shall be the continuing or surviving entity; (b) the Borrower and any Subsidiary may convey, transfer, lease or otherwise dispose of all or substantially all of its assets in compliance with the provisions of Section 8.4; (c) any Subsidiary may convey, transfer, lease or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Wholly-Owned Subsidiary; (d) any Subsidiary may merge, consolidate or combine with or into any other Person; provided that the successor formed by such consolidation or combination or the survivor of such merger is a Subsidiary and the Borrower directly or indirectly through Wholly-Owned Subsidiaries owns at least the same percentage of outstanding stock or other equity interests of the successor or survivor Subsidiary as the Subsidiary involved in the consolidation, combination or merger; and provided, further, that (i) the prior, effective written consent or approval to such consolidation, combination or merger of the board of directors or equivalent governing body of the other party is obtained and (ii) in the case of a merger, consolidation or combination with or into an entity that, if it were a separate Subsidiary of the Borrower, would be deemed to constitute a Material Subsidiary, the Rating immediately before giving effect to such transaction is not below, and the Rating would not reasonably be expected solely as a result of such transaction to decline below, BBB-; and (e) the Borrower may merge, consolidate or combine with another entity if the Borrower is the Person surviving the merger, consolidation or combination; provided that (i) no Default or Event of Default exists at the time of, or will be caused by, such merger, consolidation or combination, (ii) the prior, effective written consent or approval to such merger, consolidation or combination of the board of directors or equivalent governing body of the other party is obtained and (iii) the Rating of the Borrower immediately before giving effect to such transaction is not below, and the Rating of the Borrower would not reasonably be expected solely as a result of such transaction to decline below, BBB-. Section 8.7 Restrictions on Nature of Business. The Borrower will not, and will not suffer or permit any of its Subsidiaries to, engage in any material line of business that is significantly different from that presently engaged in by the Borrower and its Subsidiaries. Section 8.8 Use of Proceeds. The Borrower will not request any Extension of Credit, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Extension of Credit, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any other manner that would result in the violation of any Sanctions or any Anti-Money Laundering Laws by any Person (including any Person participating in such Extension of Credit, whether as the Administrative Agent, the Lead Arrangers, Lender, underwriter, advisor, investor, or otherwise). Section 8.9 Consolidated Total Leverage Ratio. The Borrower will not at any time permit its Consolidated Total Leverage Ratio, determined as of any Covenant Compliance Date, to be greater than 0.65 to 1.

73 Section 8.10 Outbound Investment Rules. The Borrower will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person,” as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent, any Lender or any Issuing Bank to be in violation of the Outbound Investment Rules or cause the Administrative Agent, any Lender or any Issuing Bank to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. As used in this Section 8.10, “U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States. ARTICLE IX DEFAULT AND REMEDIES Section 9.1 Events of Default. Each of the following shall constitute an Event of Default: (a) Default in the payment of any principal of any Loan or any Reimbursement Obligation when it becomes due and payable. (b) Default in the payment of any interest due hereunder or under any Note when the same becomes due and payable and the continuance of such default for a period of two (2) calendar days; or default in the payment of any fees required under Section 4.3 or facility fee or L/C Fee hereunder when the same become due and payable and the continuance of such default for a period of five (5) calendar days. (c) Default in the performance, or breach, of any covenant or agreement on the part of the Borrower or any applicable Subsidiary contained in Section 7.1(g), Section 7.7(i) (solely with respect to the corporate existence of the Borrower), Section 7.9, or Article VIII. (d) Default in the performance, or breach, of any covenant or agreement of the Borrower or any of its Subsidiaries in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and the continuance of such default or breach for a period of thirty (30) days after the Lenders have given notice to the Borrower specifying such default or breach and requiring it to be remedied. (e) Any representation or warranty made by the Borrower in this Agreement or by the Borrower (or any of its officers) in any certificate, instrument, or statement contemplated by or made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect or misleading in any material respect when made. (f) A default with respect to any Indebtedness of the Borrower or any of its Subsidiaries (other than any default dealt with elsewhere in this Section) and the expiration of the applicable period of grace, if any, specified in the applicable evidence of indebtedness, indenture or other instrument; provided, however, that no Event of Default shall be deemed to have occurred under this paragraph (f) if the aggregate amount owing as to all such Indebtedness as to which such defaults have occurred and are continuing is less than $15,000,000. (g) The Borrower or any Material Subsidiary (i) ceases or fails to be Solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace

74 periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any proceeding under any Debtor Relief Law with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing. (h) (i) Any involuntary proceeding under any Debtor Relief Law is commenced or filed against the Borrower or any of its Material Subsidiaries, or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against a substantial part of the Borrower’s or any Subsidiaries’ properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; or (ii) the Borrower or any of its Material Subsidiaries admits the material allegations of a petition against it in any proceeding under any Debtor Relief Law, or an order for relief (or similar order under non-U.S. law) is ordered in any proceeding under any Debtor Relief Law; or (iii) the Borrower or any of its Material Subsidiaries acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or similar Person for itself or a substantial portion of its property or business. (i) A Change in Control shall occur. (j) The Borrower or any of its Subsidiaries shall fail within sixty (60) days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $50,000,000, which is not stayed on appeal or otherwise being appropriately contested in good faith. (k) Any material provision of this Agreement or any provision of any other Loan Document shall for any reason, other than satisfaction in full of all Obligations, cease to be valid and binding on the Borrower, or the Borrower shall so state in writing, in each case other than in accordance with the express terms hereof or thereof. (l) (i) an ERISA Event with respect to a Pension Plan or Multiemployer Plan, or an ERISA Termination Event with respect to a Pension Plan, shall occur which has resulted or would reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of 10% of Consolidated Net Worth; (ii) the commencement or increase of contributions to, or the adoption of or the amendment of, a Pension Plan by the Borrower or an ERISA Affiliate which has resulted or could reasonably be expected to result in an increase in Unfunded Pension Liability among all Pension Plans in an aggregate amount in excess of 10% of Consolidated Net Worth; or (iii) the Borrower or an ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. (m) Any governmental authority or other administrative or legal authority having regulatory jurisdiction over the Borrower or any of its Subsidiaries takes any action which has a Material Adverse Effect. Section 9.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower: (a) Acceleration; Termination of Credit Facility. Terminate the Commitments and declare the principal of and interest on the Loans at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and

75 payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings thereunder and the Borrower shall be and become thereby unconditionally obligated, without any further notice, act or demand, to Cash Collateralize the L/C Obligations at such time in an amount equal to 105% of the outstanding L/C Obligations plus any accrued and unpaid interest thereon; provided, that upon the occurrence of an Event of Default specified in Section 9.1(g) or (h) the Credit Facility with respect to the Borrower, including any Commitments, shall be automatically terminated and all Obligations shall automatically become due and payable and the Borrower shall be and become thereby unconditionally obligated, without any further notice, act or demand, to Cash Collateralize the L/C Obligations at such time in an amount equal to 105% of the outstanding L/C Obligations plus any accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower, anything in this Agreement or in any other Loan Document to the contrary notwithstanding. (b) General Remedies. Exercise on behalf of the Lender Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations. Section 9.3 Rights and Remedies Cumulative; Non-Waiver; etc. (a) The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrower shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.2 for the benefit of all the Lenders and the Issuing Banks; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Issuing Bank or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Bank or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.4 (subject to the terms of Section 4.6), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 4.6, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

76 Section 9.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 9.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Obligations shall, subject to the provisions of Section 4.13, be applied by the Administrative Agent as follows: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, Reimbursement Obligations, interest, L/C Fees and facility fees) payable to the Lenders and the Issuing Banks under the Loan Documents, including attorney fees, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of accrued and unpaid L/C Fees, facility fees and interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Banks in proportion to the amounts described in this clause Third payable to them; Fourth, (i) to payment of that portion of the Obligations constituting unpaid principal of the Loans and Reimbursement Obligations and (ii) to Cash Collateralize that portion of L/C Obligations comprising the undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Section 2.6, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause Fourth payable to them; provided that (x) any amounts applied pursuant to clause (ii) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Banks to Cash Collateralize such L/C Obligations, (y) subject to Section 2.6, amounts used to Cash Collateralize the L/C Obligations pursuant to this clause Fourth shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of Cash Collateral attributable to such Letter of Credit shall be distributed; Fifth, to payment of all other Obligations ratably among the Administrative Agent, the Lenders and the Issuing Banks based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law. Section 9.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 4.3 and 11.3) allowed in such judicial proceeding; and

77 (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 4.3 and 11.3. ARTICLE X THE ADMINISTRATIVE AGENT Section 10.1 Appointment and Authority. Each of the Lenders and the Issuing Banks hereby irrevocably appoints U.S. Bank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as provided in Section 10.6, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and neither the Borrower nor any Subsidiary thereof shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 10.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to, or request consent of, the Lenders with respect thereto. Section 10.3 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower and its Subsidiaries. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by

78 the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default and indicating that such notice is a “Notice of Default” is given to the Administrative Agent by the Borrower or a Lender or an Issuing Bank. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vi) the utilization of any Issuing Bank’s L/C Commitment (it being understood and agreed that each Issuing Bank shall monitor compliance with its own L/C Commitment without any further action by the Administrative Agent). Section 10.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Extension of Credit that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

79 Section 10.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 10.6 Replacement of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower and subject to the consent (not to be unreasonably withheld or delayed) of the Borrower (provided no Event of Default has occurred and is continuing at the time of such resignation), to appoint a successor, which shall be a bank or financial institution reasonably experienced in serving as administrative agent on syndicated bank facilities with an office in the United States, or an Affiliate of any such bank or financial institution with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Borrower and such Person, remove such Person as Administrative Agent and, in consultation with the Borrower (to the extent a Default or Event of Default does then exist), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and Issuing Bank directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same

80 as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or relating to its duties as Administrative Agent that are carried out following its retirement or removal. To the extent the retiring or removed Administrative Agent is holding cash, deposit account balances or other credit support as collateral for Cash Collateralized Letters of Credit or Swingline Loans, the retiring or removed Administrative Agent shall at or reasonably promptly following the Resignation Effective Time cause such collateral to be transferred to the successor Administrative Agent or, if no successor Administrative Agent has been appointed and accepted such appointment, to the respective Issuing Banks and the Swingline Lender ratably according to the outstanding amount of Cash Collateralized Letters of Credit or Swingline Loans issued by them, in each case to be held as collateral for such Cash Collateralized Letters of Credit and Swingline Loans in accordance with this Agreement. (d) Any resignation by, or removal of, U.S. Bank as Administrative Agent pursuant to this Section shall also constitute its resignation as an Issuing Bank and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank, if in its sole discretion it elects to, and Swingline Lender, (ii) the retiring Issuing Bank and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Bank, if in its sole discretion it elects to, shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. Section 10.7 Non-Reliance on Administrative Agent and Other Lenders. Each of the Lenders and Issuing Banks expressly acknowledges that neither the Administrative Agent nor any Lead Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or any Lead Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of, the affairs of the Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Lead Arranger to any Lender or Issuing Bank as to any matter, including whether the Administrative Agent or any Lead Arranger has disclosed material information in their (or their Related Parties’) possession. Each of the Lenders and Issuing Banks represent to the Administrative Agent and each Lead Arranger that it has, independently and without reliance upon the Administrative Agent, any Lead Arranger, any other Issuing Bank, any other Lender, or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into the business, prospects, operations, property, financial and other condition, and creditworthiness of the Borrower and its Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each of the Lenders and Issuing Banks also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Lead Arranger, any other Issuing Bank, any other Lender, or any of their Related Parties and based on such documents and information as it from time to time deems appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon any Loan Document or any related agreement or any document furnished thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition, and creditworthiness of the Borrower. Each of the Lenders and Issuing Banks (a) represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and certain other facilities set forth herein and (ii) it is engaged in making, acquiring or holding commercial loans, issuing or participating in letters of credit or providing other similar facilities in the ordinary course of its business and is entering

81 into this Agreement as a Lender or Issuing Bank for the purpose of making, acquiring or holding commercial loans, issuing or participating in letters of credit, or providing other facilities set forth herein, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security, (b) agrees not to assert a claim in contravention of the foregoing, and (c) represents and warrants that it is sophisticated with respect to decisions to make, acquire or hold commercial loans, issue or participate in letters of credit, or provide other facilities set forth herein, and either it, or the Person exercising discretion in making its decision to make, acquire or hold such commercial loans, issue or participate in letters of credit, or provide such other facilities, is experienced in making, acquiring or holding such commercial loans, issuing or participating in letters of credit or providing such other facilities. Section 10.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Bank hereunder. Section 10.9 Erroneous Payments. (a) If the Administrative Agent notifies a Lender Party, or any Person who has received funds on behalf of a Lender Party (any such Lender Party or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under Section 10.9(b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously received by, such Payment Recipient (whether or not such error is known to any Payment Recipient) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Payment Recipient shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting Section 10.9(a), if any Payment Recipient receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) that (x) is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) such Payment Recipient otherwise becomes aware was transmitted, or received, in error (in whole or in part): (i) (A) in the case of immediately preceding clause (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) in the case of immediately preceding clause (z), an error has been made, in each case, with respect to such payment, prepayment or repayment; and

82 (ii) such Payment Recipient shall promptly (and, in all events, within one (1) Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.9(b). (c) Each Lender Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender Party under any Loan Document against any amount due to the Administrative Agent under Section 10.9(a) or under the indemnification provisions of this Agreement. (d) An Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations, except to the extent such Erroneous Payment comprises funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment. (e) To the extent permitted by applicable law, each Payment Recipient hereby agrees not to assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of setoff or recoupment, including without limitation any defense based on “discharge for value” or any similar doctrine, with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment. (f) Each party’s agreements under this Section 10.9 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments, or the repayment, satisfaction or discharge of any or all Obligations. Section 10.10 Other Agent. No Syndication Agent nor any Co-Documentation Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, neither the Syndication Agent nor any Co-Documentation Agent shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to the Syndication Agent and Co- Documentation Agents as it makes with respect to the Administrative Agent in Section 10.7. ARTICLE XI MISCELLANEOUS Section 11.1 Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, e-mail, mailed by certified or registered mail or sent by facsimile as follows: If to the Borrower: MDU Resources Group, Inc. 1200 West Century Avenue Bismarck, ND 58503 Attention: Brent Miller Telephone: 701-530-1730 E-Mail: brent.miller@mduresources.com

83 If to U.S. Bank as Administrative Agent: U.S. Bank National Association 3 Bryant Park – 1095 Avenue of the Americas 15th Floor New York, NY 10036 Attention: Johnny Hon E-Mail: ncb.utilities.oilgas@usbank.com Cc: CCSStlouis2@usbank.com; CCSLIBOR@usbank.com With a copy to: U.S. Bank National Association 4325 17th Avenue SW, 2nd Floor Fargo, ND 58103-3357 Attention: Troy Aipperspach E-Mail: troy.aipperspach@usbank.com Telephone: 701-997-4574 If to any Lender or Issuing Bank: To the address of such Lender or such Issuing Bank set forth on the Register with respect to deliveries of notices and other documentation that may contain material non-public information. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), except that notices to the Administrative Agent, a Lender or an Issuing Bank under Article II shall not be effective unless and until actually received. Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). The Borrower hereby authorizes the Administrative Agent to convert or continue Loans and to transfer funds based on oral or written requests, including Notices of Borrowing and Notices of Conversion/Continuation via telephone. The Administrative Agent may rely upon, and shall incur no liability for relying upon, any oral or written requests that the Administrative Agent believes to be genuine and to have been signed, sent or made by an authorized person. Upon request by the Administrative Agent, the Borrower shall promptly confirm each oral notice in writing (which may include e-mail), authenticated by a Responsible Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent, the records of the Administrative Agent shall govern absent manifest error. (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent or as otherwise determined by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or Issuing Bank pursuant to Article II if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it or as it otherwise determines. Such determination or approval may be limited to particular notices or

84 communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice, e-mail or other communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed. (d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, any Issuing Bank or the Swingline Lender may change its address or other contact information for notices and other communications hereunder by notice to the other parties hereto. Any Lender may change its address or facsimile number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, each Issuing Bank and the Swingline Lender. (e) Platform. (i) The Borrower agrees that the Administrative Agent may, but is not obligated to, make the Communications (as defined below) available to the Issuing Banks and the Lenders by posting the Communications on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties do not warrant the accuracy or completeness of the Communications or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied, or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Agent Parties have any liability to the Borrower, any Lender, any Issuing Bank, or any other Person for damages of any kind, including direct or indirect, special, incidental, or consequential damages, losses, or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of communications through the Platform), except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages, losses or expenses (as opposed to actual damages, losses or expenses). “Communications” means, collectively, any notice, demand, communication, information, document, or other material provided by or on behalf of the Borrower pursuant to any Loan Document (including the Borrower Materials) or the transactions contemplated therein that is distributed to the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section 11.1, including through the Platform.

85 Section 11.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower; provided, that no amendment, waiver or consent shall: (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.2) or increase the amount of Loans of any Lender, in any case, without the written consent of such Lender; provided, that only the Required Lenders shall be necessary for the waiver of any Event of Default (other than those resulting pursuant to clauses (a) and (b) of Section 9.1) and the election not to charge, or the waiver of any, interest accruing at the rate provided in Section 4.1(b); (b) waive, extend or postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees, Reimbursement Obligations or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Loan or any L/C Obligation or (subject to clause (ii) of the proviso set forth in the paragraph below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary (i) to waive any obligation of the Borrower to pay interest at the rate set forth in Section 4.1(b) or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or any other Obligation or to reduce any fee payable hereunder; (d) change the definition of “Commitment Percentage”, Section 4.6 or Section 9.4 in a manner that would alter the pro rata sharing of payments or order of application required thereby without the written consent of each Lender directly and adversely affected thereby; (e) change Section 2.6(d) in a manner that would cause any Letter of Credit to expire after the Maturity Date without the written consent of each Lender; (f) change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby; (g) consent to the assignment or transfer by the Borrower of the Borrower’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 8.6), in each case, without the written consent of each Lender; or (h) subordinate the Obligations in right of payment to any other obligations or indebtedness for borrowed money; provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Lenders required above,

86 affect the rights or duties of the Issuing Bank under this Agreement or any other Loan Document; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement or any other Loan Document; (iv) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision (and, in each case under this clause (iv), such amendment shall become effective without any further action or consent of any other party to any Loan Document if such amendment is not objected to in writing by any Issuing Bank (solely to the extent such provision affects or may affect such Issuing Bank in its capacity as an Issuing Bank) or the Required Lenders to the Administrative Agent within ten (10) Business Days following receipt of notice thereof) and (v) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 4.8(b) in accordance with the terms of Section 4.8(b). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Commitment of such Lender may not be increased or extended without the consent of such Lender, and (B) any amendment, waiver, or consent hereunder which requires the consent of all Lenders or each affected Lender that by its terms disproportionately and adversely affects any such Defaulting Lender relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent, to (x) amend and restate this Agreement and the other Loan Documents if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents and (y) enter into amendments or modifications to this Agreement (including amendments to this Section 11.2) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effect the terms of Section 2.8; provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment without the written consent of such affected Lender. Notwithstanding the foregoing, provisions within Letters of Credit and L/C Documents may be amended, modified, or waived as permitted by the terms of such documents and applicable Law, and nothing in this Section 11.2 shall be construed to require any additional consent of any party hereto for such amendments, modifications, or waivers. Section 11.3 Expenses; Indemnity. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of- pocket expenses incurred by the Administrative Agent (including the reasonable and documented out-of- pocket fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the Credit Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, extension, reinstatement or renewal of any Letter of Credit or

87 any demand for payment thereunder, (iii) all documented out-of-pocket expenses incurred by the Administrative Agent, any Lender or any Issuing Bank (including the documented out-of-pocket fees, disbursements and other charges of any counsel for the Administrative Agent, the Lenders or any Issuing Bank), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans and Letters of Credit made hereunder, including all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lead Arranger, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including any Environmental Claims), penalties, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower), arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any Subsidiary thereof, or any Environmental Claim arising from the activities, operations or property of the Borrower or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) relating to any of the foregoing, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (B) result from a claim brought by the Borrower or any Subsidiary thereof against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 11.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any Lead Arranger, any Issuing Bank, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Lead Arranger, such Issuing Bank, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Aggregate Outstanding Credit Exposure at such time, or if the Aggregate Outstanding Credit Exposure has been reduced to zero, then based on such Lender’s share of the Aggregate Outstanding Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided, that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), such Lead Arranger, such Issuing Bank or the Swingline

88 Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such Lead Arranger, such Issuing Bank or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 4.7. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law (and without limitation of the indemnity obligations of the Borrower provided in Section 2.6(g) and Section 11.3(b)), each party hereto agrees not to assert, and hereby waives, any claim against any other party hereto and each Related Party thereto on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit, or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly after written demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder. Section 11.4 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, following the prior written consent of the Administrative Agent, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender or such Issuing Bank different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.13 and, pending such payment, shall be segregated by such Defaulting Lender or Affiliate of a Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender or its Affiliate shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender or any of its Affiliates as to which such right of setoff was exercised. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and each Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Section 11.5 Governing Law; Jurisdiction, Etc. (a) Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as

89 expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. (b) Submission to Jurisdiction. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lead Arranger, any Lender, any Issuing Bank or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction. (c) Waiver of Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. Section 11.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 11.7 Reversal of Payments. To the extent the Borrower makes a payment or payments to the Administrative Agent, any Issuing Bank or any Lender or the Administrative Agent, any Issuing Bank or any Lender exercises its right of setoff, which payments or proceeds (including any proceeds of such setoff) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as

90 if such payment or proceeds had not been received by the Administrative Agent, and each Lender and each Issuing Bank severally agrees to pay to the Administrative Agent upon demand its applicable ratable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent plus interest thereon at a per annum rate equal to the Federal Funds Effective Rate from the date of such demand to the date such payment is made to the Administrative Agent. Section 11.8 Successors and Assigns; Participations. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Lead Arrangers, the Related Parties of each of the Administrative Agent, the Lead Arrangers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that, in each case with respect to the Credit Facility, any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments and Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of such Commitment (which for this purpose includes Loans outstanding hereunder) or if such Commitment is not then in effect, the principal outstanding balance of the Loans, of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the Borrower shall be deemed to have given its consent ten (10) Business Days after the date written notice thereof has been delivered by

91 the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such tenth (10th) Business Day; (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund of a Lender; provided, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of each Issuing Bank and the Swingline Lender shall be required. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $4,000 for each assignment; provided that (A) only one such fee will be payable in connection with simultaneous assignments to two or more related Approved Funds by a Lender and (B) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of its Subsidiaries or Affiliates or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the

92 consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank and each Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.8, 4.10, 4.11 and 11.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section (other than a purported assignment to a natural Person or the Borrower or any of the Borrower’s Subsidiaries or Affiliates, which shall be null and void). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States, a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent sell participations to any Person (other than a (A) natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, (B) the Borrower or any of the Borrower’s Subsidiaries or Affiliates or (C) any Defaulting Lender) (each, a “Participant”)) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.3(c) with respect to any payments made by such Lender to its Participant(s).

93 Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 11.2(a), (b), (c) or (d) that directly and adversely affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.8, 4.10 and 4.11 (subject to the requirements and limitations therein, including the requirements under Section 4.11(g) (it being understood that the documentation required under Section 4.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 4.12 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 4.10 or 4.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 4.12(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 4.6 and Section 11.4 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as Issuing Bank or Swingline Lender after Assignment. Notwithstanding anything to the contrary herein, if at any time U.S. Bank or any other Issuing Bank assigns all of its Commitments and Loans pursuant to Section 11.8, (i) U.S. Bank or any other Issuing Bank may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as Issuing Bank, or (ii) U.S. Bank may, upon thirty (30) days’ notice to the Borrower, resign as Swingline Lender. In the event of any such resignation as Issuing Bank or Swingline Lender, the Borrower may appoint from among the Lenders a successor Issuing Bank or Swingline Lender; provided that the Borrower’s failure to appoint a successor shall not affect the resignation of such Issuing Bank or Swingline Lender. If any Issuing Bank resigns as Issuing Bank, it shall retain all the rights, powers, privileges and duties of an Issuing Bank hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective time of its resignation as Issuing Bank and all L/C Obligations with respect thereto (including the right to require the Lenders to fund risk

94 participations pursuant to Section 2.6(e)). If U.S. Bank resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective time of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.4(d). Upon the appointment of a successor Issuing Bank or Swingline Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank or Swingline Lender, as the case may be, and (b) the successor Issuing Bank shall issue Letters of Credit in substitution for the Letters of Credit, if any, issued by the retiring Issuing Bank outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. Section 11.9 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective Related Parties in connection with the Credit Facility, this Agreement, the transactions contemplated hereby (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self- regulatory authority, such as the National Association of Insurance Commissioners), (c) as to the extent required by Applicable Laws or regulations or in any legal, judicial, administrative proceeding or other compulsory process (after providing notice to the Borrower, to the extent permitted by Applicable Law and practicable, to permit an opportunity to seek a protective order or injunctive relief), (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement, under any other Loan Document, or any action or proceeding relating to this Agreement, any other Loan Document, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap or derivative transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, in reliance on this clause (f), (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Credit Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Credit Facility, (h) with the consent of the Borrower, (i) deal terms and other information customarily reported to Thomson Reuters, other bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Loan Documents, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any of their respective Affiliates from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to the Borrower, (k) to the extent that such information is independently developed by such Person, or (l) for purposes of establishing a “due diligence” defense. For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary thereof relating to the Borrower or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary thereof; provided that, in the case of information received from the Borrower or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

95 For the avoidance of doubt, nothing in this Section 11.9 shall prohibit any Person from voluntarily disclosing or providing any Information to any governmental, regulatory or self-regulatory organization to the extent that such prohibition is prohibited by the laws or regulations applicable to such governmental, regulatory or self-regulatory organization. Section 11.10 All Powers Coupled with Interest. All powers of attorney and other authorizations granted by the Lenders to the Administrative Agent and any Persons designated by the Administrative Agent pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the Credit Facility has not been terminated. Section 11.11 Survival. All representations and warranties set forth in Article VI and all representations and warranties contained in any Loan Document (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall survive the execution and delivery hereof and the making of the Extensions of Credit on any applicable Borrowing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder. Section 11.12 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Section 11.13 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders). Section 11.14 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import herein or any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including E-SIGN or any other similar state laws based on the ESRA.

96 (c) Document Imaging; Telecopy and PDF Signatures; Electronic Signatures. Without notice to or consent of any other party, each party may create electronic images of any Loan Documents and destroy paper originals of any such imaged documents. Such images have the same legal force and effect as the paper originals and are enforceable against the parties thereto. Any party may convert any Loan Document into a “transferrable record” as such term is defined under, and to the extent permitted by, ESRA, with the image of such instrument in the Administrative Agent’s or such Lender’s possession constituting an “authoritative copy” under ESRA. If the Administrative Agent agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of any Loan Document or other document required to be delivered under the Loan Documents, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If the Administrative Agent agrees, in its sole discretion, to accept any electronic signatures of any Loan Document or other document required to be delivered under the Loan Documents, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law, including ESRA, E-SIGN, or any other state laws based on, or similar in effect to, such acts. Each party may rely on any such electronic signatures without further inquiry. Section 11.15 Term of Agreement. This Agreement shall remain in effect from the Restatement Effective Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been paid and satisfied in full and Letters of Credit have expired or been cancelled (without any pending drawings). No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which by its express terms survives such termination. Section 11.16 PATRIOT Act; Anti-Money Laundering Laws. The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies the Borrower, which information includes the name, address and tax identification number of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the PATRIOT Act or such Anti-Money Laundering Laws. Section 11.17 Independent Effect of Covenants. The Borrower expressly acknowledges and agrees that each covenant contained in Articles VII or VIII hereof shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VII or VIII, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles VII or VIII. Section 11.18 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Lead Arrangers, the Issuing Banks and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each

97 of the Administrative Agent, the Lead Arrangers, the Issuing Banks and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and the Administrative Agent, the Lead Arrangers, any Issuing Bank or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Administrative Agent, the Lead Arrangers, any Issuing Bank or any Lender has advised or is advising the Borrower or any Subsidiary on other matters, (iv) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lead Arrangers, the Issuing Banks and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Lead Arrangers, the Issuing Banks and the Lenders, on the other hand, (v) none of the Administrative Agent, the Lead Arrangers, the Issuing Banks or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Lead Arrangers, any Issuing Bank or any Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Lead Arrangers, the Issuing Banks or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (vi) the Lead Arrangers, the Issuing Banks and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Administrative Agent, the Lead Arrangers, the Issuing Banks or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (vii) the Administrative Agent, the Lead Arrangers, the Issuing Banks and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against any of the Administrative Agent, the Lead Arrangers, the Issuing Banks and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. (b) The Borrower acknowledges and agrees that each Lender, each Lead Arranger, each Issuing Bank and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, the Lead Arrangers, the Issuing Banks or Affiliate thereof were not a Lender or Lead Arrangers or the Issuing Banks or an Affiliate thereof (or an agent or any other person with any similar role under the Credit Facility) and without any duty to account therefor to any other Lender, the Lead Arrangers, the Issuing Banks, the Borrower or any Affiliate of the foregoing. Each Lender, each Lead Arranger, each Issuing Bank and any Affiliate thereof may accept fees and other consideration from the Borrower or any Affiliate thereof for services in connection with this Agreement, the Credit Facility or otherwise without having to account for the same to any other Lender, any Lead Arranger, any Issuing Bank, the Borrower or any Affiliate of the foregoing. Section 11.19 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control. Section 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected

98 Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 11.21 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arrangers, the Issuing Banks and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of

99 subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). (c) The Administrative Agent and the Lead Arrangers hereby inform the Lenders and each Issuing Bank that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or Issuing Bank or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Section 11.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United

100 States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. As used in this Section 11.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signature pages to follow]

[Signature Page to Credit Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank and a Lender By: Name: Whitney Shellenberg Title: Executive Director

[Signature Page to Credit Agreement] COBANK, ACB, as a Lender By: Name: Jared A Greene Title: Assistant Corporate Secretary

[Signature Page to Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: Name: Eduardo Lopez Peiro Title: Vice President

[Signature Page to Credit Agreement] CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender By: Name: Amit Vasani Title: Managing Director

[Signature Page to Credit Agreement] THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender By: Name: Paul Yoon Title: Director

EXHIBIT A to Amended and Restated Credit Agreement dated as of December 11, 2025 by and among MDU Resources Group, Inc., as Borrower, the lenders party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent FORM OF NOTE

NOTE $__________ __________, 202_ FOR VALUE RECEIVED, the undersigned, MDU RESOURCES GROUP, INC., a Delaware corporation (the “Borrower”), promises to pay to _______________ (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the principal sum of _______________ DOLLARS ($__________) or, if less, the unpaid principal amount of all Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement, dated as of December 11, 2025 (as amended, restated, extended or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the lenders party thereto and U.S. Bank National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. The unpaid principal amount of this Note from time to time outstanding is payable as provided in the Credit Agreement and shall bear interest as provided in Section 4.1 of the Credit Agreement. All payments of principal and interest on this Note shall be payable in Dollars in immediately available funds as provided in the Credit Agreement. This Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Note and on which such Obligations may be declared to be immediately due and payable. THIS NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written. MDU RESOURCES GROUP, INC. By: Name: Title:

EXHIBIT B to Amended and Restated Credit Agreement dated as of December 11, 2025 by and among MDU Resources Group, Inc., as Borrower, the lenders party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent FORM OF NOTICE OF BORROWING

NOTICE OF BORROWING Dated as of: _____________ U.S. Bank National Association, as Administrative Agent 3 Bryant Park – 1095 Avenue of the Americas 15th Floor New York, NY 10036 Attention: Johnny Hon Ladies and Gentlemen: This irrevocable Notice of Borrowing is delivered to you pursuant to Section 2.2 of the Amended and Restated Credit Agreement dated as of December 11, 2025 (the “Credit Agreement”), by and among MDU Resources Group, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and U.S. Bank National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. The Borrower hereby requests that the Lenders make a Loan to the Borrower in the aggregate principal amount of $___________. (Complete with an amount in accordance with Section 2.2, of the Credit Agreement.) 2. The Borrower hereby requests that such Loan(s) be made on the following Business Day: _____________________. (Complete with a Business Day in accordance with Section 2.2 of the Credit Agreement for Loans). 3. The Borrower hereby requests that such Loan(s) bear interest at the Base Rate or the Term SOFR Rate, as set forth below: Component of Loan1 Base Rate or Term SOFR Rate Interest Period (Term SOFR Rate only) 4. All of the conditions in Section 5.2 of the Credit Agreement applicable to the Loan(s) requested herein will be satisfied or waived on the date of borrowing. 1 Complete with the Dollar amount of that portion of the overall Loan requested that is to bear interest at the selected interest rate and/or Interest Period (e.g., for a $20,000,000 loan, $5,000,000 may be requested at Base Rate, $8,000,000 may be requested at Term SOFR with an interest period of three months and $7,000,000 may be requested at Term SOFR with an interest period of one month).

5. [The Borrower agrees to indemnify each Lender for any breakage costs owed to such Lender under Section 4.9 of the Credit Agreement (regardless of whether the Credit Agreement ever becomes effective).]2 [Signature Page Follows] 2 To be inserted for Term SOFR Loan requests at closing.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing as of the day and year first written above. MDU RESOURCES GROUP, INC. By: Name: Title:

EXHIBIT C to Amended and Restated Credit Agreement dated as of December 11, 2025 by and among MDU Resources Group, Inc., as Borrower, the lenders party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent FORM OF NOTICE OF ACCOUNT DESIGNATION

NOTICE OF ACCOUNT DESIGNATION Dated as of: _________ U.S. Bank National Association, as Administrative Agent 3 Bryant Park – 1095 Avenue of the Americas 15th Floor New York, NY 10036 Attention: Johnny Hon Ladies and Gentlemen: This Notice of Account Designation is delivered to you pursuant to Section 2.2(b) of the Amended and Restated Credit Agreement dated as of December 11, 2025 (the “Credit Agreement”), by and among MDU Resources Group, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and U.S. Bank National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account(s): ____________________________ Bank Name: ABA Routing Number: Account Number: 2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided to the Administrative Agent. [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation as of the day and year first written above. MDU RESOURCES GROUP, INC. By: Name: Title:

EXHIBIT D to Amended and Restated Credit Agreement dated as of December 11, 2025 by and among MDU Resources Group, Inc., as Borrower, the lenders party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent FORM OF NOTICE OF CONVERSION/CONTINUATION

NOTICE OF CONVERSION/CONTINUATION Dated as of: _____________ U.S. Bank National Association, as Administrative Agent 3 Bryant Park – 1095 Avenue of the Americas 15th Floor New York, NY 10036 Attention: Johnny Hon Ladies and Gentlemen: This irrevocable Notice of Conversion/Continuation (this “Notice”) is delivered to you pursuant to Section 4.2 of the Amended and Restated Credit Agreement dated as of December 11, 2025 (the “Credit Agreement”), by and among MDU Resources Group, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and U.S. Bank National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.) Converting all or a portion of a Base Rate Loan into a Term SOFR Loan Outstanding principal balance: $______________ Principal amount to be converted: $______________ Requested effective date of conversion: _______________ Requested new Interest Period: _______________ Converting all or a portion of a Term SOFR Loan into a Base Rate Loan Outstanding principal balance: $______________ Principal amount to be converted: $______________ Last day of the current Interest Period: _______________ Requested effective date of conversion: _______________

Continuing all or a portion of a Term SOFR Loan as a Term SOFR Loan Outstanding principal balance: $______________ Principal amount to be continued: $______________ Last day of the current Interest Period: _______________ Requested effective date of continuation: _______________ Requested new Interest Period: _______________ [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation as of the day and year first written above. MDU RESOURCES GROUP, INC. By: Name: Title:

EXHIBIT E to Amended and Restated Credit Agreement dated as of December 11, 2025 by and among MDU Resources Group, Inc., as Borrower, the lenders party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent FORM OF OFFICER’S COMPLIANCE CERTIFICATE

OFFICER’S COMPLIANCE CERTIFICATE Dated as of: _____________ The undersigned, on behalf of MDU Resources Group, Inc., a Delaware corporation (the “Borrower”), hereby certifies, in [her/his] capacity as a Responsible Officer and not individually, to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows: 1. This certificate is delivered to you pursuant to Section 7.1(c) of the Amended and Restated Credit Agreement dated as of December 11, 2025 (the “Credit Agreement”), by and among the Borrower, the Lenders party thereto and U.S. Bank National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 2. I have reviewed the [attached financial statements] [financial statements most recently posted on [__] and such statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the dates indicated and the results of their operations and cash flows for the period[s] indicated [subject to normal year-end adjustments and the absence of footnotes]1. 3. I have reviewed the terms of the Credit Agreement, and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements. Such review has not disclosed the existence of any Default or Event of Default continuing at the date of this certificate [except for the Defaults or Events of Default listed on Annex A, which such Annex A describes the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto]. 4. As of the date of this certificate, calculations determining such figures and the determination of compliance with the financial covenant set forth in Section 8.9 of the Credit Agreement are set forth on the attached Schedule 1. 5. No change in the generally accepted accounting principles used in the preparation of the financial statements provided pursuant to Sections 7.1(a) or (b) of the Credit Agreement has occurred since the delivery of the last set of financial statements provided pursuant to Sections 7.1(a) or (b) of the Credit Agreement [(or if such a change has occurred, the Borrower shall provide a statement of reconciliation conforming such financial statements to GAAP)]. [Signature Page Follows] 1 To be included only in connection with the delivery of quarterly financial statements.

WITNESS the following signature as of the day and year first written above. MDU RESOURCES GROUP, INC. By: Name: Title:

Schedule 1 to Officer’s Compliance Certificate For the Quarter/Year ended ______________________ (the “Covenant Compliance Date”) A. Funded Debt of Borrower and all Subsidiaries (consolidated) (i) Indebtedness for borrowed money $ (ii) Other Indebtedness evidenced by notes, etc. $ (iii) Capital Lease Obligations $ (iv) Non-recourse secured obligations $ (v) Letters of credit, etc. $ (vi) Sale-and-Leaseback Transaction Agreements $ (vii) Interest rate/currency agreements $ (viii) Guaranty obligations $ Total $ B. Total Capitalization of Borrower and all Subsidiaries (consolidated) (i) Total Funded Debt $ (ii) Shareholders’ Equity $ Total $ C. Total Funded Debt : Capitalization Ratio : 1.00 Maximum Ratio .65 : 1.00

EXHIBIT F to Amended and Restated Credit Agreement dated as of December 11, 2025 by and among MDU Resources Group, Inc., as Borrower, the lenders party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent FORM OF ASSIGNMENT AND ASSUMPTION

ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the “Assignor”) and the parties identified on the Schedules hereto and [the] [each]1 Assignee identified on the Schedules hereto as “Assignee” or as “Assignees” (collectively, the “Assignees” and each, an “Assignee”). [It is understood and agreed that the rights and obligations of the Assignees2 hereunder are several and not joint.]3 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the [Assignee] [respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as, [the] [an] “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: [INSERT NAME OF ASSIGNOR] 2. Assignee(s): See Schedules attached hereto 3. Borrower: MDU Resources Group, Inc. 1 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 2 Select as appropriate. 3 Include bracketed language if there are multiple Assignees.

4. Administrative Agent: U.S. Bank National Association, as the administrative agent under the Credit Agreement 5. Credit Agreement: The Amended and Restated Credit Agreement dated as of December 11, 2025, by and among MDU Resources Group, Inc., as Borrower, the Lenders party thereto, and U.S. Bank National Association, as Administrative Agent (as amended, restated, supplemented or otherwise modified) 6. Assigned Interest: See Schedules attached hereto [7. Trade Date: ______________]4 [Remainder of Page Intentionally Left Blank] 4 To be completed if the Assignor and the Assignees intend that the minimum assignment amount is to be determined as of the date on which the Assignor entered into a binding agreement with the Assignee(s) to sell and assign or participate all or a portion of its rights and obligations under the Credit Agreement.

Effective Date: _____________ ___, 2____ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEES See Schedules attached hereto

[Consented to and]5 Accepted: U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and Lender By_________________________________ Title: Consented to: U.S. BANK NATIONAL ASSOCIATION, as the Swingline Lender and as an Issuing Bank By_________________________________ Title: Consented to: WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank By_________________________________ Title: [Consented to:]6 MDU RESOURCES GROUP, INC. By________________________________ Title: 5 To be added only if the consent of the Administrative Agent and/or the Lender is required by the terms of the Credit Agreement. May also use a Master Consent. 6 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement. May also use a Master Consent.

SCHEDULE 1 To Assignment and Assumption By its execution of this Schedule, the Assignee identified on the signature block below agrees to the terms set forth in the attached Assignment and Assumption. Assigned Interests: Loan Assigned1 Aggregate Amount of Commitment/Loans for all Lenders2 Amount of Commitment/Loans Assigned3 Percentage Assigned of Commitment/Loans4 $ $ % $ $ % $ $ % [NAME OF ASSIGNEE]5 [and is an Affiliate/Approved Fund of [identify Lender]6] By:______________________________ Title: 1 Fill in the appropriate terminology for the types of Loans under the Credit Agreement that are being assigned under this Agreement (e.g. “Base Rate Loan,” “Term SOFR Loan,” etc.) 2 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 3 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 4 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 5 Add additional signature blocks, as needed. 6 Select as appropriate.

ANNEX 1 to Assignment and Assumption STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee[s]. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets the requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 11.8(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vii) it is not a Defaulting Lender and (viii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT G-1 to Amended and Restated Credit Agreement dated as of December 11, 2025 by and among MDU Resources Group, Inc., as Borrower, the lenders party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent FORM OF U.S. TAX COMPLIANCE CERTIFICATE (NON-PARTNERSHIP FOREIGN LENDERS)

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of December 11, 2025 (the “Credit Agreement”), by and among MDU Resources Group, Inc., a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN E, as applicable. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (b) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20__

EXHIBIT G-2 to Amended and Restated Credit Agreement dated as of December 11, 2025 by and among MDU Resources Group, Inc., as Borrower, the lenders party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent FORM OF U.S. TAX COMPLIANCE CERTIFICATE (NON-PARTNERSHIP FOREIGN PARTICIPANTS)

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of December 11, 2025 (the “Credit Agreement”), by and among MDU Resources Group, Inc., a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN E, as applicable. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20__

EXHIBIT G-3 to Amended and Restated Credit Agreement dated as of December 11, 2025 by and among MDU Resources Group, Inc., as Borrower, the lenders party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOREIGN PARTICIPANT PARTNERSHIPS)

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of December 11, 2025 (the “Credit Agreement”), by and among MDU Resources Group, Inc., a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or W-8BEN E, as applicable, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20__

EXHIBIT G-4 to Amended and Restated Credit Agreement dated as of December 11, 2025 by and among MDU Resources Group, Inc., as Borrower, the lenders party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOREIGN LENDER PARTNERSHIPS)

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of December 11, 2025 (the “Credit Agreement”), by and among MDU Resources Group, Inc., a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and U.S. Bank National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (c) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or W-8BEN E, as applicable, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (ii) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20__